CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                                 CMBS NEW ISSUE

                                  CSFB 2005-C1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $1,393,241,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2005-C1

                                     COLUMN
                                    FINANCIAL

                      a CREDIT SUISSE FIRST BOSTON company

                                      GMAC
                               COMMERCIAL MORTGAGE

CREDIT SUISSE FIRST BOSTON LLC

                  GMAC COMMERCIAL HOLDING CAPITAL MARKETS CORP.

                                 BANC OF AMERICA SECURITIES LLC

                                                           RBS GREENWICH CAPITAL

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

I.   TRANSACTION OFFERING

                                                       INITIAL         APPROXIMATE
                                                      PRINCIPAL        % OF TOTAL                              INITIAL
                                                       BALANCE           INITIAL          APPROXIMATE           PASS-
                                     EXPECTED        OR NOTIONAL        PRINCIPAL            CREDIT            THROUGH
     CLASS                           RATINGS(1)         AMOUNT           BALANCE             SUPPORT           RATE (2)
------------------------------   ---------------   ---------------   ---------------    ---------------    ---------------
OFFERED CERTIFICATES:
             A-1                     Aaa/AAA       $    83,793,000              5.50%             20.00%                 %
             A-2                     Aaa/AAA       $   155,923,000             10.24%             20.00%                 %
             A-AB                    Aaa/AAA       $   113,632,000              7.46%             20.00%                 %
             A-3                     Aaa/AAA       $   181,644,000             11.93%             20.00%                 %
             A-4                     Aaa/AAA       $   683,142,000             44.86%             20.00%                 %
             A-J                     Aaa/AAA       $    93,263,000              6.12%             13.88%                 %
              B                      Aa2/AA        $    43,777,000              2.88%             11.00%                 %
              C                      Aa3/AA-       $    13,323,000              0.87%             10.13%                 %
              D                       A2/A         $    24,744,000              1.63%              8.50%                 %
NON-OFFERED CERTIFICATES (5):
              E                       A3/A-        $    19,033,000              1.25%              7.25%                 %
              F                     Baa1/BBB+      $    20,937,000              1.38%              5.88%                 %
              G                     Baa2/BBB       $    15,226,000              1.00%              4.88%                 %
              H                     Baa3/BBB-      $    19,034,000              1.25%              3.63%                 %
              J                      Ba1/BB+       $     5,710,000              0.37%              3.25%                 %
              K                      Ba2/BB        $     5,710,000              0.37%              2.88%                 %
              L                      Ba3/BB-       $     5,710,000              0.37%              2.50%                 %
              M                       B1/B+        $     5,710,000              0.37%              2.13%                 %
              N                       B2/B         $     5,710,000              0.37%              1.75%                 %
              O                       B3/B-        $     3,806,000              0.25%              1.50%                 %
              P                       NR/NR        $    22,840,836              1.50%              0.00%                 %
             A-X                     Aaa/AAA       $ 1,522,667,836 (6)           N/A                N/A                  %
             A-SP                    Aaa/AAA       $ 1,401,541,000 (6)           N/A                N/A                  %


CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

I.   TRANSACTION OFFERING

                                     ASSUMED
                                     WEIGHTED
                                      AVERAGE                           EXPECTED
                                       LIFE            EXPECTED         PRINCIPAL            LEGAL
     CLASS                           (YEARS)(3)      MATURITY (3)       WINDOW (3)          STATUS           ERISA(4)
------------------------------   ---------------   ---------------   ---------------   ---------------   ---------------
OFFERED CERTIFICATES:

             A-1                             2.7        10/09          04/05-10/09         Public              Yes
             A-2                             4.8        04/10          10/09-04/10         Public              Yes
             A-AB                            6.7        11/13          04/10-11/13         Public              Yes
             A-3                             6.8        01/12          11/11-01/12         Public              Yes
             A-4                             9.6        01/15          11/13-01/15         Public              Yes
             A-J                             9.8        01/15          01/15-01/15         Public              Yes
              B                              9.8        01/15          01/15-01/15         Public              Yes
              C                              9.8        01/15          01/15-01/15         Public              Yes
              D                              9.8        01/15          01/15-01/15         Public              Yes
NON-OFFERED CERTIFICATES (5):

              E                              9.8        01/15          01/15-01/15      Private-144A           Yes
              F                              9.8        01/15          01/15-01/15      Private-144A           Yes
              G                              9.8        02/15          01/15-02/15      Private-144A           Yes
              H                              9.9        02/15          02/15-02/15      Private-144A           Yes
              J                              9.9        02/15          02/15-02/15      Private-144A           No
              K                              9.9        02/15          02/15-02/15      Private-144A           No
              L                              9.9        02/15          02/15-02/15      Private-144A           No
              M                              9.9        02/15          02/15-02/15      Private-144A           No
              N                              9.9        02/15          02/15-02/15      Private-144A           No
              O                              9.9        02/15          02/15-02/15      Private-144A           No
              P                             11.5        03/25          02/15-03/25      Private-144A           No
             A-X                             8.2         N/A               N/A          Private-144A           Yes
             A-SP                            5.6         N/A               N/A          Private-144A           Yes

----------
(1) These classes are expected to be rated by Moody's Investors Service and Fitch, Inc. "NR" means not rated.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston LLC individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.
(6)  Notional Amount

MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 136 mortgage loans, representing 71.1% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 6,400 commercial and multifamily mortgage loans, totaling approximately $59 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

GMAC Commercial Mortgage Corporation, "GMACCM", will be selling 31 mortgage loans, representing 28.9% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the trust. GMACCM's principal offices are located at 200 Witmer Road, Horsham, Pennsylvania 19044.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

II.  COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:                                   $  1,522,667,836
          Average Cut-off Date Principal Balance:                          $  9,117,771
          Loans / Properties:                                                 167 / 180
          Largest Loan:                                                    $  119,572,264
          Five Largest Loans / Group of Loans:                             $  330,704,547
          Ten Largest Loans / Group of Loans:                              $  543,954,547

     -    PROPERTY TYPE CONCENTRATIONS
          Multifamily (2):                                                    35.3%
          Retail:                                                             34.1% (Anchored 27.4%, Unanchored 6.7%)
          Office:                                                             15.0%
          Hotel:                                                              10.1%
          Industrial:                                                         2.3%
          Mixed Use:                                                          2.0%
          Self Storage:                                                       1.1%

     -    GEOGRAPHIC DISTRIBUTION
          Texas:                                                              14.1%
          California (3):                                                     14.0% (Southern 8.5%, Northern 5.5%)
          New York:                                                           8.6%
          North Carolina:                                                     7.6%
          Arizona:                                                            6.3%
          Other:                                                              29 other states and District of Columbia,  which
                                                                                comprise 6.2% or less individually

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR:                                        1.46x
          Wtd. Avg. Cut-off Date LTV Ratio:                                   72.9%
          Wtd. Avg. Balloon/ARD LTV Ratio:                                    64.1%

(1) All information provided based on a Cut-off Date in March 2005 unless otherwise noted.
(2) Includes Manufactured Housing properties, which comprise 1.9% of the initial mortgage pool balance.
(3) "Southern California" consists of mortgaged real properties in California in zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

     -    LOANS WITH RESERVE REQUIREMENTS (1) (2)
          Tax escrows:                                                             98.2%
          Insurance escrows:                                                       93.1%
          Cap. Ex escrows:                                                         85.1%
          TI/LC escrows (3):                                                       98.4%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                                                               5.411%
          Wtd. Avg. Remaining Term (4):                                            105 months
          Wtd. Avg. Seasoning:                                                     4 months
          Call Protection:                                                         All of the mortgage loans provide for either a
                                                                                   prepayment lockout period ("Lockout"), a
                                                                                   defeasance period ("Defeasance"), a yield
                                                                                   maintenance premium period ("YMP"), or a
                                                                                   combination thereof.

          Lockout/Defeasance:                                                      98.1%
          Ownership Interest:                                                      90.3% (Fee); 7.0% (Leasehold); 2.7% (Fee/
                                                                                     Leasehold)
          Delinquency:                                                             None of the mortgage loans will be delinquent
                                                                                   with respect to any monthly debt service payment
                                                                                   for 30 days or more as of the March 2005 due
                                                                                   date or at any time during the 12-month period
                                                                                   preceding that date.

(1)  Includes loans with provisions for upfront and/or collected reserves.
(2)  Includes those loans providing for springing reserves.
(3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties. Springing lease termination reserves or any other springing rollover reserves are included.
(4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

III. TRANSACTION OVERVIEW

OFFERED CERTIFICATES:                    Classes A-1, A-2, A-AB, A-3, A-4, A-J, B, C and D

PASS-THROUGH STRUCTURE:                  Senior/Subordinate, Sequential Pay Pass-Through Certificates

MORTGAGE LOAN SELLERS:                   Column Financial, Inc. and GMAC Commercial Mortgage Corporation

LEAD / CO-LEAD MANAGER:                  Credit Suisse First Boston LLC and GMAC Commercial Holding Capital Markets, Inc.

BOOKRUNNER:                              Credit Suisse First Boston LLC

CO-MANAGERS:                             Banc of America Securities LLC and Greenwich Capital Markets, Inc.

RATING AGENCIES:                         Moody's Investors Service, Inc. and Fitch, Inc.

MASTER SERVICER:                         GMAC Commercial Mortgage Corporation

SPECIAL SERVICER:                        Lennar Partners, Inc.

TRUSTEE:                                 Wells Fargo Bank, N.A.

CUT-OFF DATE:                            March 2005

SETTLEMENT DATE:                         On or about March 17, 2005

DISTRIBUTION DATE:                       The fourth business day following the Determination Date in that month, beginning April
                                           2005

DETERMINATION DATE:                      The  eleventh  calendar day of the month,  or, if the eleventh  calendar day is not a business day, the next succeeding business day, beginning in April 2005

MINIMUM DENOMINATIONS:                   $10,000 for all offered certificates and in additional multiples of $1

SETTLEMENT TERMS:                        DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                                   It is expected that upon initial  issuance,  Classes A-1, A-2, A-AB, A-3, A-4, A-J, B and
                                           C of the certificates will be  "mortgage related securities" for purposes of SMMEA

ERISA:                                   Classes A-1, A-2, A-AB, A-3, A-4, A-J, B, C and D are expected to be eligible for the Lead
                                           Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                           REMIC

ANALYTICS:                               Cashflows are expected to be available  through  Bloomberg,  the Trepp Group,  Intex
                                           Solutions and Standard & Poor's Conquest


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

IV.  STRUCTURE DESCRIPTION

[GRAPHIC]

- The P&I certificates will generally be paid principal sequentially beginning with Class A-1.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-AB, A-3, A-4, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Classes A-X and A-SP Certificates will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-AB, A-3, A-4, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O and P Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which the Classes A-X and A-SP Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with the Class P through and including the Class A-J. Any remaining losses will be allocated to Class A-1, A-2, A-AB, A-3 and A-4 on a pro rata basis.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

V.   YIELD MAINTENANCE PREPAYMENT PREMIUM ALLOCATION

YIELD MAINTENANCE PREPAYMENT              Yield Maintenance Charges will generally be distributed on
PREMIUMS:                                 each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal
                                          Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-AB,
                                          A-3, A-4, A-J, B, C, D, E, F, G and H (the "Yield
                                          Maintenance Classes"). The entire amount remaining will be distributed to Class A-X.

                                          With respect to each Yield Maintenance Class, the "Base
                                          Interest Fraction" is a fraction, not greater than one or
                                          less than zero, having:

                                          -    a numerator equal to the excess, if any, of the
                                               pass-through rate on such class of certificates over
                                               the relevant discount rate, and

                                          -    a denominator equal to the excess, if any, of the
                                               mortgage interest rate of the prepaid loan over the
                                               relevant discount rate.

                                          With respect to each Yield Maintenance Class, the "Principal
                                          Entitlement Fraction" is a fraction having:

                                          -    a numerator equal to the total principal distributable
                                               on such class of certificates on the subject
                                               Distribution Date, and

                                          -    a denominator equal to the total principal
                                               distributable on all the certificates, public and
                                               private, on the subject Distribution Date.

YIELD MAINTENANCE CHARGE EXAMPLE:         The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                                          -    Class receiving 100% of the principal is A-1

                                          -    Mortgage rate: 8.00%

                                          -    The Discount Rate at time of prepayment: 5.75%

                                          -    The Class A-1 Pass-Through Rate is equal to 7.00%

METHOD                                                CLASS A-1 CERTIFICATES          CLASS A-X CERTIFICATES
--------------------------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)             (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
-----------------------------------------             -------------
(Mortgage Rate-Discount Rate)                         (8.00%-5.75%)

Yield Maintenance Charge Allocation                   55.56%                          44.44%


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

VI.   ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:           Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the
                                          Master Servicer will generally be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such
                                          distribution date.

ADVANCES:                                 The Master Servicer will generally be required to advance
                                          delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts
                                          through liquidation, subject to a recoverability standard.
                                          The Master Servicer will be required to make advances for
                                          those balloon loans that become defaulted after their
                                          maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the Master
                                          Servicer fails to make a required advance of delinquent
                                          scheduled payments of principal and interest, the Trustee
                                          will be obligated to make the advance.

OPTIONAL TERMINATION:                     On any Distribution Date on which the mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be
                                          terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the
                                          Prospectus Supplement); the Master Servicer; or the Special
                                          Servicer. The relative priorities of such parties with
                                          respect to exercising this option are described in the
                                          Prospectus Supplement.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                       MORTGAGED REAL PROPERTIES BY STATE

                                [GRAPHIC OF MAP]

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                             WEIGHTED
                               MORTGAGED         CUT-OFF           INITIAL          MORTGAGE          WEIGHTED          AVERAGE
                                 REAL           PRINCIPAL       MORTGAGE POOL       INTEREST           AVERAGE        CUT-OFF DATE
STATE                         PROPERTIES       BALANCE (1)         BALANCE           RATE             U/W DSCR        LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Texas                                   31   $  214,904,845              14.1%            5.460%             1.39              77.3%
California                              21      212,724,062              14.0%            5.510%             1.39              70.0%
  Southern California(2)                15      129,443,940               8.5%            5.569%             1.46              67.5%
  Northern California(2)                 6       83,280,121               5.5%            5.418%             1.29              74.0%
New York                                 8      131,604,188               8.6%            5.404%             1.70              69.5%
North Carolina                          10      116,234,404               7.6%            5.107%             1.39              78.0%
Arizona                                  9       95,748,114               6.3%            5.191%             1.71              68.7%
Virginia                                 4       93,922,390               6.2%            5.463%             1.66              71.4%
Florida                                 14       79,525,914               5.2%            5.486%             1.47              69.8%
Ohio                                    12       73,754,075               4.8%            5.269%             1.46              77.3%
Pennsylvania                             5       71,188,828               4.7%            5.570%             1.34              76.3%
Indiana                                  2       53,496,458               3.5%            5.217%             1.27              78.8%
District of Columbia1                    1       44,500,000               2.9%            5.249%             1.42              57.8%
Wyoming                                  1       41,750,649               2.7%            5.080%             1.38              73.3%
Washington                               9       36,654,847               2.4%            5.422%             1.36              70.3%
Colorado                                 8       36,450,538               2.4%            5.671%             1.41              72.7%
Utah                                     2       28,828,445               1.9%            5.146%             1.39              73.3%
Idaho                                    1       28,149,304               1.8%            5.080%             1.38              73.3%
Alabama                                  3       27,445,000               1.8%            5.237%             1.28              76.5%
Illinois                                 3       19,955,198               1.3%            5.424%             1.42              77.0%
Maryland                                 4       15,532,191               1.0%            5.759%             1.57              75.2%
Michigan                                 4       15,462,365               1.0%            5.866%             1.46              75.2%
Massachusetts                            4       13,697,429               0.9%            6.755%             1.25              67.6%
Nevada                                   3       10,646,467               0.7%            5.717%             1.33              77.0%
Mississippi                              3        9,463,938               0.6%            5.785%             1.45              73.9%
South Carolina                           1        9,360,000               0.6%            6.000%             1.27              79.7%
Oregon                                   2        7,677,597               0.5%            5.427%             1.60              59.3%
Nebraska                                 1        5,973,565               0.4%            5.500%             1.37              76.4%
Oklahoma                                 3        5,527,391               0.4%            5.632%             1.37              69.8%
Georgia                                  2        4,743,166               0.3%            6.294%             1.47              62.4%
Wisconsin                                1        3,850,000               0.3%            5.860%             1.25              77.0%
Connecticut                              1        3,239,575               0.2%            5.650%             1.47              71.2%
Kentucky                                 1        3,150,000               0.2%            5.810%             1.24              78.8%
Maine                                    2        2,636,795               0.2%            5.930%             1.40              77.5%
Louisiana                                1        1,710,716               0.1%            6.420%             1.41              79.6%
Iowa                                     2        1,605,396               0.1%            5.850%             1.48              71.8%
Kansas                                   1        1,553,990               0.1%            5.740%             1.33              78.7%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                 180   $1,522,667,836             100.0%            5.411%             1.46x             72.9%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES NORTHERN CALIFORNIA LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                             [GRAPHIC OF PIE CHART]

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                             WEIGHTED
                               MORTGAGED         CUT-OFF           INITIAL          MORTGAGE          WEIGHTED          AVERAGE
                                 REAL           PRINCIPAL       MORTGAGE POOL       INTEREST           AVERAGE        CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES       BALANCE (1)         BALANCE           RATE             U/W DSCR        LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Multifamily                             71   $   537,441,681             35.3%            5.320%             1.42              76.2%
Retail                                  63       519,522,755             34.1%            5.420%             1.36              74.4%
Office                                  19       228,924,713             15.0%            5.376%             1.56              66.8%
Hotel                                   10       154,364,340             10.1%            5.635%             1.74              66.6%
Industrial                               7        35,509,272              2.3%            5.623%             1.58              72.4%
Mixed Use                                3        30,049,514              2.0%            5.520%             1.40              74.3%
Self Storage                             7        16,855,563              1.1%            5.853%             1.45              64.3%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                180   $ 1,522,667,836            100.0%            5.411%             1.46x             72.9%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                         WEIGHTED
                                         NUMBER OF                     PERCENTAGE OF      AVERAGE                       WEIGHTED
                                         MORTGAGED     CUT-OFF DATE       INITIAL        MORTGAGE        WEIGHTED       AVERAGE
                       PROPERTY            REAL          PRINCIPAL     MORTGAGE POOL     INTEREST         AVERAGE     CUT-OFF DATE
PROPERTY TYPE          SUB-TYPE          PROPERTIES      BALANCE (1)      BALANCE          RATE          U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                Conventional                      63   $ 508,241,879            33.4%          5.316%           1.42x          76.4%
                Manufactured Housing               8      29,199,801             1.9%          5.377%           1.39           71.7%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGES                           71   $ 537,441,681            35.3%          5.320%           1.42x          76.2%
                                       =============================================================================================

                                                                                         WEIGHTED
                                         NUMBER OF                     PERCENTAGE OF      AVERAGE                       WEIGHTED
                                         MORTGAGED     CUT-OFF DATE       INITIAL        MORTGAGE        WEIGHTED       AVERAGE
                       PROPERTY            REAL          PRINCIPAL     MORTGAGE POOL     INTEREST         AVERAGE      CUT-OFF DATE
PROPERTY TYPE          SUB-TYPE          PROPERTIES      BALANCE (1)      BALANCE          RATE          U/W DSCR     LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
RETAIL
                Anchored                          36   $ 417,910,315            27.4%          5.389%           1.34x          75.2%
                Unanchored                        27     101,612,440             6.7%          5.548%           1.47           71.1%
                                       ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGES                           63   $ 519,522,755            34.1%          5.420%           1.36x          74.4%
                                       =============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.

           UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                    WEIGHTED
                              NUMBER OF                         PERCENTAGE OF       AVERAGE                             WEIGHTED
                              MORTGAGED          CUT-OFF           INITIAL          MORTGAGE          WEIGHTED          AVERAGE
                                REAL            PRINCIPAL       MORTGAGE POOL       INTEREST           AVERAGE        CUT-OFF DATE
FEE/LEASEHOLD                PROPERTIES        BALANCE (1)         BALANCE           RATE             U/W DSCR        LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
Fee                                   173    $ 1,374,758,197             90.3%            5.420%             1.44x             73.3%
Leasehold                               5        107,317,314              7.0%            5.355%             1.69              67.8%
Fee/Leasehold                           2         40,592,326              2.7%            5.267%             1.47              73.0%
                            --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               180    $ 1,522,667,836            100.0%            5.411%             1.46x             72.9%
                            ========================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                       CUT-OFF DATE PRINCIPAL BALANCES (1)

                                     [CHART]

                RANGE OF CUT-OFF DATE INITIAL PRINCIPAL BALANCES

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                            WEIGHTED
                              UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE          WEIGHTED         AVERAGE
RANGE OF CUT-OFF DATE          MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE        CUT-OFF DATE
PRINCIPAL BALANCES (1)           LOANS         BALANCE (1)         BALANCE            RATE            U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
  $664,395 -      750,000                3   $     2,075,745              0.1%            5.846%             1.38x            70.1%
   750,001 -    1,000,000                6         5,639,253              0.4%            5.899%             1.51             66.9%
 1,000,001 -    1,500,000                6         7,933,726              0.5%            5.832%             1.40             75.2%
 1,500,001 -    2,000,000               21        37,751,114              2.5%            5.780%             1.55             69.9%
 2,000,001 -    3,000,000               14        36,822,838              2.4%            5.617%             1.44             71.6%
 3,000,001 -    4,000,000               16        54,165,934              3.6%            5.572%             1.42             73.3%
 4,000,001 -    5,000,000               13        57,189,122              3.8%            5.665%             1.37             71.5%
 5,000,001 -    6,000,000               12        68,422,249              4.5%            5.446%             1.64             70.4%
 6,000,001 -    7,000,000               12        77,725,044              5.1%            5.482%             1.40             74.5%
 7,000,001 -    8,000,000                9        67,114,364              4.4%            5.527%             1.42             77.4%
 8,000,001 -   10,000,000               15       134,023,502              8.8%            5.533%             1.42             74.5%
10,000,001 -   12,000,000                7        75,556,446              5.0%            5.445%             1.40             75.7%
12,000,001 -   15,000,000                7        93,744,955              6.2%            5.673%             1.40             72.5%
15,000,001 -   20,000,000               13       222,493,229             14.6%            5.404%             1.41             73.8%
20,000,001 -   40,000,000                7       214,605,768             14.1%            5.267%             1.49             73.6%
40,000,001 -   65,000,000                5       247,832,283             16.3%            5.255%             1.55             69.9%
65,000,001 - $119,572,264                1       119,572,264              7.9%            5.080%             1.38             73.3%
                            ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                167   $ 1,522,667,836            100.0%            5.411%             1.46x            72.9%
                            ======================================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                    $ 119,572,264
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                    $     664,395
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                    $   9,117,771

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                   UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                    [CHART]

               RANGE OF UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                            WEIGHTED
                              UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE          WEIGHTED         AVERAGE
RANGE OF                       MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE        CUT-OFF DATE
U/W DSCRS                        LOANS         BALANCE (1)         BALANCE            RATE            U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
1.10x - 1.20                             4   $    65,794,150              4.3%            5.302%            1.19x            77.1%
1.21    1.30                            30       336,029,866             22.1%            5.533%            1.25             75.8%
1.31  - 1.35                            20       146,464,368              9.6%            5.427%            1.33             79.1%
1.36  - 1.40                            19       229,900,174             15.1%            5.307%            1.38             73.3%
1.41  - 1.45                            32       212,421,634             14.0%            5.405%            1.42             70.6%
1.46  - 1.50                            25       202,048,565             13.3%            5.336%            1.48             74.7%
1.51  - 1.60                            18       100,943,981              6.6%            5.767%            1.55             71.7%
1.61  - 1.70                             4        26,048,756              1.7%            5.494%            1.67             68.7%
1.71  - 2.00                             9       143,286,559              9.4%            5.298%            1.88             64.7%
2.01  - 2.66x                            6        59,729,783              3.9%            5.119%            2.29             61.9%
                            ------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                167   $ 1,522,667,836            100.0%            5.411%            1.46x            72.9%
                            ======================================================================================================

MAXIMUM U/W DSCR:                  2.66x
MINIMUM U/W DSCR:                  1.10x
WTD. AVG. U/W DSCR:                1.46x

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                     [CHART]

                   RANGE OF CUT-OFF DATE LOAN-TO-VALUE RATIOS

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                            WEIGHTED
                              UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE          WEIGHTED         AVERAGE
RANGE OF CUT-OFF DATE          MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE        CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)        LOANS          BALANCE (1)         BALANCE            RATE            U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
31.7% - 60.0%                           13   $    90,347,213              5.9%            5.416%             1.61x            55.1%
60.1% - 70.0%                           29       324,977,697             21.3%            5.465%             1.74             65.4%
70.1% - 73.0%                           21       126,627,465              8.3%            5.543%             1.46             72.0%
73.1% - 75.0%                           29       262,203,495             17.2%            5.355%             1.38             73.8%
75.1% - 77.0%                           15        99,450,239              6.5%            5.428%             1.38             76.3%
77.1% - 78.0%                           11       136,164,799              8.9%            5.463%             1.27             77.3%
78.1% - 79.0%                           15       209,875,332             13.8%            5.230%             1.33             78.6%
79.1% - 80.0%                           34       273,021,597             17.9%            5.446%             1.36             79.7%
                            -------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                167   $ 1,522,667,836            100.0%            5.411%             1.46x            72.9%
                            =======================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):    80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):    31.7%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):  72.9%

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                             MORTGAGE INTEREST RATES

                                                                                    WEIGHTED
                               NUMBER OF                        PERCENTAGE OF       AVERAGE                            WEIGHTED
                              UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE          WEIGHTED         AVERAGE
        RANGE OF               MORTGAGE         PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE        CUT-OFF DATE
MORTGAGE INTEREST RATES         LOANS          BALANCE (1)         BALANCE            RATE            U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
4.882% - 5.000%                          8   $   134,976,574              8.9%            4.950%             1.73x            71.4%
5.001% - 5.500%                         77       927,003,175             60.9%            5.271%             1.43             74.1%
5.501% - 5.750%                         36       262,309,033             17.2%            5.627%             1.44             70.5%
5.751% - 6.000%                         28       121,125,702              8.0%            5.894%             1.45             73.4%
6.001% - 6.500%                         16        63,190,320              4.1%            6.298%             1.41             69.8%
6.501% - 7.000%                          1        12,300,000              0.8%            6.880%             1.24             66.8%
7.001% - 7.010%                          1         1,763,033              0.1%            7.010%             1.50             67.2%
                            -------------------------------------------------------------------------------------------------------
Total/weighted Average:                167   $ 1,522,667,836            100.0%            5.411%             1.46x            72.9%
                            =======================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                             7.010%
MINIMUM MORTGAGE INTEREST RATE:                             4.882%
WTD. AVG. MORTGAGE INTEREST RATE:                           5.411%

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.

                     UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                               WEIGHTED
                                  NUMBER OF                    PERCENTAGE OF    AVERAGE                     WEIGHT       WEIGHTED
                                 UNDERLYING     CUT-OFF DATE      INITIAL       ORTGAGE      WEIGHTED       AVERAGE      AVERAGE
                                  MORTGAGE       PRINCIPAL     MORTGAGE POOL    INTEREST     AVERAGE     CUT-OFF DATE   REMAINING
LOAN TYPE                           LOANS        BALANCE (1)      BALANCE        RATE        U/W DSCR    LTV RATIO(1)  IO PERIOD(1)
-----------------------------------------------------------------------------------------------------------------------------------
Balloons without IO Term                 109  $   755,678,107          49.6%        5.485%         1.47x         72.4%          N/A
Balloons with Partial IO Term             45      585,430,000          38.4%        5.392%         1.32          74.9%           29
Interest Only Balloon Loans                6      157,200,000          10.3%        5.041%         1.90          69.5%           92
ARD Loans without IO Periods               4       15,146,799           1.0%        6.003%         1.46          69.1%          N/A
Fully Amortizing                           3        9,212,930           0.6%        5.886%         1.51          58.4%          N/A
                                ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  167  $ 1,522,667,836         100.0%        5.411%         1.46x         72.9%          N/A
                                ===================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                    WEIGHTED
                                 NUMBER OF                     PERCENTAGE OF        AVERAGE                           WEIGHTED
          RANGE OF              UNDERLYING    CUT-OFF DATE        INITIAL           MORTGAGE          WEIGHTED        AVERAGE
       ORIGINAL TERMS            MORTGAGE       PRINCIPAL      MORTGAGE POOL        INTEREST          AVERAGE        CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)   LOANS         BALANCE (2)       BALANCE             RATE            U/W DSCR      LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
60  - 84                                19   $   382,679,133             25.1%            5.170%            1.46x            74.7%
85  - 120                              126     1,013,245,516             66.5%            5.509%            1.46             72.3%
121 - 240                               22       126,743,188              8.3%            5.362%            1.42             73.0%
                                --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                167   $ 1,522,667,836            100.0%            5.411%            1.46x            72.9%
                                ==================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):           240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):            60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):         109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MARCH 2005.

                  REMAINING TERMS TO STATED MATURITY ((1),(2))

                                                                                      WEIGHTED
                                       NUMBER OF                     PERCENTAGE OF     AVERAGE                      WEIGHTED
              RANGE OF                UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE       WEIGHTED        AVERAGE
          REMAINING TERMS              MORTGAGE        PRINCIPAL     MORTGAGE POOL    INTEREST        AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS          BALANCE (2)     BALANCE         RATE          U/W DSCR     LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------------------
40  -  84                                       21  $   389,314,877           25.6%         5.180%         1.46x          74.7%
85  - 114                                       30      143,729,294            9.4%         5.905%         1.35           74.5%
115 - 120                                      113      980,410,735           64.4%         5.426%         1.47           72.1%
121 - 240                                        3        9,212,930            0.6%         5.886%         1.51           58.4%
                                     ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        167  $ 1,522,667,836          100.0%         5.411%         1.46x          72.9%
                                     ==========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):          240
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):           40
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):        105

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1          COLLATERAL AND STRUCTURAL TERM SHEET     FEBRUARY 18, 2005

                           ORIGINAL AMORTIZATION TERMS

                                                                                      WEIGHTED
                                        NUMBER OF                     PERCENTAGE OF    AVERAGE                       WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE      INITIAL       MORTGAGE       WEIGHTED       AVERAGE
      ORIGINAL AMORTIZATION             MORTGAGE        PRINCIPAL     MORTGAGE POOL    INTEREST        AVERAGE     CUT-OFF DATE
          TERMS (MONTHS)                 LOANS          BALANCE (1)     BALANCE         RATE          U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest only                                    6  $   157,200,000           10.3%         5.041%         1.90x          69.5%
192 - 300                                       37      245,897,201           16.1%         5.646%         1.63           67.2%
301 - 360                                      124    1,119,570,636           73.5%         5.412%         1.36           74.7%
                                     ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        167  $ 1,522,667,836          100.0%         5.411%         1.46x          72.9%
                                     ==========================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            192
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):          347

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                          REMAINING AMORTIZATION TERMS

                                                                                      WEIGHTED
                                       NUMBER OF                     PERCENTAGE OF     AVERAGE                      WEIGHTED
             RANGE OF                  UNDERLYING      CUT-OFF DATE     INITIAL        MORTGAGE       WEIGHTED        AVERAGE
       REMAINING AMORTIZATION          MORTGAGE        PRINCIPAL     MORTGAGE POOL    INTEREST        AVERAGE     CUT-OFF DATE
          TERMS (MONTHS) (1)             LOANS          BALANCE (1)     BALANCE         RATE          U/W DSCR     LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
Interest Only                                    6  $   157,200,000           10.3%         5.041%         1.90x          69.5%
189-250                                         10       50,892,662            3.3%         5.756%         1.72           62.0%
251-300                                         28      196,767,572           12.9%         5.630%         1.60           68.6%
301-355                                         28      142,475,333            9.4%         5.739%         1.41           76.0%
356-360                                         95      975,332,270           64.1%         5.361%         1.35           74.5%
                                     ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                        167  $ 1,522,667,836          100.0%         5.411%         1.46x          72.9%
                                     ==========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):        189
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):      344

(1)  ASSUMES A CUT-OFF DATE IN MARCH 2005.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                     WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                      MORTGAGED    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
         RANGE OF YEARS                  REAL        PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
       BUILT/RENOVATED (1)           PROPERTIES     BALANCE (2)       BALANCE       RATE    U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
     1956       -       1985              32     $    248,222,833      16.3%       5.410%     1.45x       74.5%
     1986       -       1994              27          213,254,589      14.0%       5.416%     1.52        72.7%
     1995       -       1998              20          196,102,198      12.9%       5.345%     1.41        72.8%
     1999       -       2000              26          268,905,570      17.7%       5.365%     1.48        73.1%
     2001       -       2002              23          212,701,170      14.0%       5.438%     1.56        67.5%
     2003       -       2005              52          383,481,477      25.2%       5.461%     1.37        75.0%
                                     ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  180     $  1,522,667,836     100.0%       5.411%     1.46x       72.9%
                                     ==============================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):    2005
OLDEST YEAR BUILT/RENOVATED (1):         1956
WTD. AVG. YEAR BUILT/RENOVATED (1):      1996


(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN MARCH 2005.


                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                     WEIGHTED
                                      NUMBER OF                    PERCENTAGE OF   AVERAGE              WEIGHTED
                                      MORTGAGED    CUT-OFF DATE       INITIAL     MORTGAGE  WEIGHTED    AVERAGE
           RANGE OF                     REAL         PRINCIPAL     MORTGAGE POOL  INTEREST  AVERAGE   CUT-OFF DATE
  OCCUPANCY RATES AT U/W (1)         PROPERTIES     BALANCE (2)       BALANCE       RATE    U/W DSCR  LTV RATIO (2)
-------------------------------------------------------------------------------------------------------------------
      58%       -        85%             19      $    192,360,540       12.6%      5.360%     1.57x       67.5%
      86%       -        90%             29           201,277,567       13.2%      5.394%     1.36        75.0%
      91%       -        93%             27           262,429,708       17.2%      5.345%     1.34        77.8%
      94%       -        95%             18           171,349,646       11.3%      5.389%     1.40        74.9%
      96%       -        97%             17            97,749,756        6.4%      5.452%     1.44        75.6%
      98%       -        100%            60           443,136,278       29.1%      5.402%     1.45        72.3%
                                     ------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 170      $  1,368,303,497       89.9%      5.386%     1.42x       73.7%
                                     ==============================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):      100%
MINIMUM OCCUPANCY RATE AT U/W (1):       58%
WTD. AVG. OCCUPANCY RATE AT U/W (1):     93%


(1) HOTEL PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                                       WEIGHTED         WEIGHTED
                                                                                       AVERAGE           AVERAGE         WEIGHTED
                                                                 PERCENTAGE OF        REMAINING         REMAINING         AVERAGE
             RANGE OF            NUMBER OF     CUT-OFF DATE         INITIAL            LOCKOUT           LOCKOUT         REMAINING
        REMAINING TERMS TO        MORTGAGE       PRINCIPAL       MORTGAGE POOL          PERIOD        PLUS YM PERIOD     MATURITY
     STATED MATURITY (MONTHS)      LOANS        BALANCE (1)         BALANCE            (MONTHS)          (MONTHS)       (MONTHS)(2)
-----------------------------------------------------------------------------------------------------------------------------------
   40         -        60            11       $   106,714,755          7.0%                51               51              56
   61         -        84            10           282,600,122         18.6%                72               72              76
   85         -        120          143         1,124,140,029         73.8%               111              112             116
   121        -        240            3             9,212,930          0.6%               193              235             238
                                 --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             167       $ 1,522,667,836        100.0%               100              101             105
                                 ==================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MARCH 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                                       WEIGHTED         WEIGHTED
                                                                                       AVERAGE           AVERAGE         WEIGHTED
                                                                 PERCENTAGE OF        REMAINING         REMAINING         AVERAGE
                                 NUMBER OF     CUT-OFF DATE         INITIAL            LOCKOUT           LOCKOUT         REMAINING
                                  MORTGAGE       PRINCIPAL       MORTGAGE POOL          PERIOD        PLUS YM PERIOD     MATURITY
        PREPAYMENT OPTION          LOANS        BALANCE (1)         BALANCE            (MONTHS)          (MONTHS)       (MONTHS)(2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                158       $ 1,493,121,164         98.1%               101              101            105
Lockout / Yield Maintenance           9            29,546,673          1.9%                36              119            122
                                 --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             167       $ 1,522,667,836        100.0%               100              101            105
                                 ==================================================================================================

(1) ASSUMES A CUT-OFF DATE IN MARCH 2005.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                         UNDERLYING MORTGAGE LOAN SELLER

                                                                        WEIGHTED
                             NUMBER OF                   PERCENTAGE OF  AVERAGE               WEIGHTED
                            UNDERLYING    CUT-OFF DATE     INITIAL      MORTGAGE  WEIGHTED    AVERAGE
                             MORTGAGE       PRINCIPAL    MORTGAGE POOL  INTEREST   AVERAGE  CUT-OFF DATE
MORTGAGE LOAN SELLER          LOANS        BALANCE (1)      BALANCE      RATE     U/W DSCR  LTV RATIO (1)
---------------------------------------------------------------------------------------------------------
Column Financial, Inc.         136      $ 1,082,632,078      71.1%       5.382%    1.48x        73.0%
GMAC                            31          440,035,758      28.9%       5.483%    1.40         72.9%
                               --------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        167      $ 1,522,667,836     100.0%       5.411%    1.46x        72.9%
                               ==========================================================================

(1) ASSUMES A CUT-OFF DATE IN MARCH 2005.

                        LARGE MORTGAGE LOAN CONCENTRATION

                                                               WEIGHTED
                                             PERCENTAGE OF      AVERAGE                        WEIGHTED
                             CUT-OFF DATE       INITIAL        MORTGAGE        WEIGHTED         AVERAGE
                               PRINCIPAL     MORTGAGE POOL     INTEREST         AVERAGE      CUT-OFF DATE
CONCENTRATION                 BALANCE (1)       BALANCE          RATE          U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------
Top 1                       $   119,572,264       7.9%          5.080%           1.38x          73.3%
Top 3                       $   227,372,264      14.9%          5.068%           1.54           72.4%
Top 5                       $   330,704,547      21.7%          5.114%           1.54           72.9%
Top 7                       $   423,624,547      27.8%          5.182%           1.48           74.3%
Top 10                      $   543,954,547      35.7%          5.191%           1.52           72.5%
ENTIRE POOL                 $ 1,522,667,836     100.0%          5.411%           1.46x          72.9%

(1) ASSUMES A CUT-OFF DATE IN MARCH 2005.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                           SIGNIFICANT MORTGAGE LOANS

                                                                  PERCENTAGE
                                                       CUT-OFF    OF INITIAL                                               CUT-OFF
                                                        DATE       MORTGAGE                LOAN PER    MORTGAGE             DATE
                                       PROPERTY       PRINCIPAL      POOL      SF/UNITS/   SF/UNITS/   INTEREST    U/W       LTV
 #   LOAN NAME                           TYPE        BALANCE (1)    BALANCE      ROOMS     ROOMS (1)     RATE      DSCR    RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
 1   GGP Retail Portfolio               Retail      $ 119,572,264      7.9%    1,845,851   $       65    5.080%    1.38x     73.3%
------------------------------------------------------------------------------------------------------------------------------------
 2   Phelps Dodge Tower                 Office      $  54,500,000      3.6%      409,889   $      133    5.149%    1.96x     64.7%
------------------------------------------------------------------------------------------------------------------------------------
 3   Bexley Multifamily
      Portfolio A (2)                 Multifamily   $  53,300,000      3.5%          820   $   65,000    4.960%    1.48x     78.3%
------------------------------------------------------------------------------------------------------------------------------------
 4   The Mansards                     Multifamily   $  52,000,000      3.4%        1,337   $   38,893    5.210%    1.27x     78.8%
------------------------------------------------------------------------------------------------------------------------------------
 5   Sheraton Premiere Tysons
      Corner                             Hotel      $  51,332,283      3.4%          437   $  117,465    5.220%    1.80x     69.4%
------------------------------------------------------------------------------------------------------------------------------------
 6   BP Multifamily Portfolio (3)     Multifamily   $  47,420,000      3.1%        1,178   $   40,255    5.373%    1.34x     79.6%
------------------------------------------------------------------------------------------------------------------------------------
 7   Shoppes at Brinton Lake            Retail      $  45,500,000      3.0%      192,647   $      236    5.480%    1.21x     78.4%
------------------------------------------------------------------------------------------------------------------------------------
 8   2001 M Street                      Office      $  44,500,000      2.9%      209,645   $      212    5.249%    1.42x     57.8%
------------------------------------------------------------------------------------------------------------------------------------
 9   Rachel Bridge Apartments         Multifamily   $  38,000,000      2.5%          960   $   39,583    4.967%    2.25x     65.0%
------------------------------------------------------------------------------------------------------------------------------------
10   Battery Park City Retail
      and Entertainment Complex         Retail      $  37,830,000      2.5%      158,719   $      238    5.440%    1.28x     77.2%
====================================================================================================================================
     TOTAL / WTD. AVG.                              $ 543,954,547     35.7%          N/A          N/A    5.191%    1.52x     72.5%

(1)  Based on a March 2005 Cut-off Date.

(2) For presentation purposes, the $31,500,000 Bexley Creekside Apartments and the $21,800,000 Bexley Commons at Rosedale Apartments Mortgage Loan, which are cross-collateralized and cross-defaulted, are shown as one loan.

(3) For presentation purposes, the $18,000,000 BP Sweetwater Ranch Apartments, the $10,880,000 BP Prescott Place II Apartments, the $10,060,000 BP Prescott Place I Apartments and the $8,480,000 BP Berkshire of Addison Apartments Mortgage Loans, which are cross-collateralized and cross-defaulted, are shown as one loan.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):        $119,572,264

FIRST PAYMENT DATE:                        January 5, 2005

MORTGAGE INTEREST RATE:                    5.080% per annum

AMORTIZATION TERM:                         360 months

MATURITY DATE:                             December 5, 2011

MATURITY BALANCE:                          $106,397,560

INTEREST CALCULATION:                      Actual/360

CALL PROTECTION:                           Lockout/Defeasance: 80
(PAYMENTS)                                 Open: 4

LOAN PER SF (1):                           $65

UPFRONT RESERVES:                          None

ONGOING RESERVES - MONTHLY:                Tax and Insurance (2)     Springing
                                           Rollover Reserve (3)      Springing
                                           Replacement Reserve (4)   Springing
                                           Ground Rent Reserve (5)   Springing

LOCKBOX:                                   Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                    Portfolio
PROPERTY TYPE:                             Retail
PROPERTY SUB-TYPE:                         Anchored

LOCATION:                                  Please refer to Portfolio Information table
YEAR BUILT/RENOVATED:                      Please refer to Portfolio Information table
SQUARE FEET:                               Please refer to Portfolio Information table
OCCUPANCY AT U/W (6):                      Please refer to Portfolio Information table
OWNERSHIP INTEREST:                        Fee / Leasehold

                                              % OF
                                              TOTAL          LEASE
ANCHOR/MAJOR TENANTS           NRSF           NRSF           EXPIRATION
--------------------           ----           -----          ----------
             Please refer to Anchor Tenant Information table

PROPERTY MANAGEMENT:                       Owner Managed

                                           12/31/2003        9/30/2004 (7)            U/W
                                           ----------        -------------            ---
NET OPERATING INCOME:                      $ 11,878,791      $  11,906,931         $ 11,662,092
NET CASH FLOW:                                                                     $ 10,792,190
DSCR:                                                                                     1.38x
APPRAISED VALUE:                           $ 163,100,000
CUT-OFF DATE LTV RATIO (1):                73.3%
MATURITY LTV RATIO:                        65.2%

(1)  Based on a March 2005 Cut-off Date.

(2) After the occurrence and during the continuance of a trigger event, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to pay (i) all taxes prior to their respective due dates and (ii) all insurance premiums prior to the expiration of the related policies. A trigger event occurs (a) upon an event of default or upon (b) the debt service coverage ratio for the loan falling below 1.35x and continues until the debt service coverage ratio rises above 1.35x.

(3) After the occurrence and during the continuance of a trigger event, the borrower is required to deposit $62,976 per month into a rollover reserve to fund the cost of tenant improvements and leasing commissions, provided that at no time will the reserve exceed $755,707.

(4) After the occurrence and during the continuance of a trigger event, the borrower is required to deposit $24,502 per month into a replacement reserve until Borrower has accumulated an aggregate balance of $375,515.

(5) After the occurrence of a trigger event, the borrower is required to make monthly payments into a ground rent reserve to accumulate funds necessary to pay all ground rent prior to its due date.

(6) Occupancy at U/W for the four GGP Retail Portfolio properties is based on the October 31, 2004 rent roll for Pine Ridge Mall, the November 1, 2004 rent roll for Eastridge Mall and November 3, 2004 for the other two malls.

(7) Historical information for Pine Ridge Mall is as of September 30, 2004 and for Eastridge Mall, Red Cliffs and Three Rivers Mall as of August 30, 2004.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                              PORTFOLIO INFORMATION

                                     YEAR                                                   ALLOCATED ORIGINAL
       PROPERTY NAME           BUILT/RENOVATED       LOCATION         NRSF      OCCUPANCY      LOAN BALANCE       APPRAISAL VALUE
       -------------           ---------------       --------         ----      ---------      ------------       ---------------
Eastridge Mall                   1982 / 1997      Casper, WY         493,482       95%         $  41,900,000        $  52,700,000
Pine Ridge Mall                  1981 / 1997      Pocatello, ID      538,772       89%         $  28,250,000        $  37,000,000
Red Cliffs                       1990 / 1999      St. George, UT     385,643       66%         $  26,850,000        $  39,600,000
Three Rivers Mall                1987 / 2002      Kelso, WA          427,954       80%         $  23,000,000        $  33,800,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                             1,845,851       84%         $ 120,000,000        $ 163,100,000

                            ANCHOR TENANT INFORMATION

                                                                      % OF TOTAL
          PROPERTY NAME                    TENANT NAME      NRSF          NRSF       CREDIT RATING (1)     LEASE EXPIRATION DATE
          -------------                    -----------      ----          ----       -----------------     ---------------------
Eastridge Mall                     Sears                   87,382         17.7%          BBB / Baa2             10/31/2032
                                   JC Penney               65,597         13.3%          BB+ / Ba2              10/31/2007
                                   The Bon Marche          60,934         12.3%         BBB+ / Baa1              1/31/2009
                                                         ------------------------
                                                          213,913         43.3%

Pine Ridge Mall                    Dillard's              122,512         22.7%           BB / B2                7/31/2006
                                   Sears (2)               77,870         14.5%          BBB / Baa2             10/24/2017
                                   JC Penney               65,765         12.2%          BB+ / Ba2               7/31/2006
                                   Bon-Macy's              60,340         11.2%         BBB+ / Baa1              2/3/2007
                                                         ------------------------
                                                          326,487         60.6%

Red Cliffs                         Sears (2)               73,719         19.1%          BBB / Baa2             10/20/2018
                                   JC Penney               49,398         12.8%          BB+ / Ba2               3/31/2010
                                   Dillard's               39,669         10.3%           BB / B2                8/31/2015
                                                         ------------------------
                                                          162,786         42.2%

Three Rivers Mall                  Sears                   52,659         12.3%          BBB / Baa2              3/1/2008
                                   Bon-Macy's              51,607         12.1%         BBB+ / Baa1              1/2/2008
                                   JC Penney               50,061         11.7%          BB+ / Ba2               8/31/2007
                                                         ------------------------
                                                           154,327        36.1%

(1) S&P/Moody's ratings are based on the senior unsecured debt rating of the company or parent (regardless of whether parent is an obligor under the lease).

(2) Sears operates under a ground lease at Pine Ridge Mall and Red Cliffs.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                             ADDITIONAL INFORMATION

- The GGP Retail Portfolio Mortgage Loan is secured by four anchored regional malls with a total of 1,845,851 square feet located in Wyoming, Idaho, Utah and Washington.

     - Eastridge Mall is a 493,482 square foot regional mall located in Casper, Wyoming, that was constructed in 1982 and renovated in 1997. The subject property is the largest enclosed shopping center in Wyoming, with excellent access from Interstate 25.

          - Eastridge Mall is comprised of a single-story multi-tenant primary mall building with an anchor on each of the four sides. The collateral consists of four anchor tenant spaces (Target owns its 75,883 square foot space) containing 213,913 square feet of owned space. In addition, there are 279,569 square feet of non-anchor space, including a 16,939 square foot movie theater and 17,500 square feet attributable to a freestanding out parcel building. As of November 1, 2004 the property was 94.7% occupied.

          - The largest of the three anchor tenants that are part of the collateral is Sears (S&P: BBB and Moody's: Baa2) occupying 87,382 square feet (17.7% of the NRA) with a lease expiring in October 2032. Sears had sales of $154 per square foot for the trailing twelve months ended July 31, 2004. JC Penney (S&P: BB+ and
               Moody's: Ba2) is the second largest tenant occupying 65,597 square feet (13.3% of the NRA) with a lease expiring in October 2007 with six five-year extension options. JC Penney reported sales of $113 per square foot for the trailing twelve months ended July 31, 2004. The Bon Marche (S&P: BBB+ and Moody's: Baa1) is the third largest tenant occupying 60,934 square feet (12.3% of the NRA) with a lease expiring in January 2009. The Bon Marche had sales of $134 per square foot for the trailing twelve months ended July 31, 2004. The other 76 in-line tenants pay an average base rent of $10.98 per square foot. In addition, occupancy cost for comparable tenants with less than 10,000 square feet and food court tenants as of July 31, 2004 was 10.0% with average sales of $221 per square foot.

          - Casper, the county seat and a growing community of more than 50,000 people, is located in Natrona County in central Wyoming. Casper, which is 278 miles north of Denver, is the regional hub for the area's medical and government uses as well as for air, rail and highway travel. Service-producing industries are staging a strong recovery and are expanding at three times the national rate. In 2003, there were an estimated 67,272 residents with an average household income of $51,625 within a twenty-mile radius, which is the primary trade area for the subject property. Eastridge Mall is the only regional mall within a 180-mile area and no new competition is expected in the foreseeable future.

     - Pine Ridge Mall is a 538,772 square foot regional mall located in Pocatello, Idaho that was constructed in 1981 and expanded in 1997. The subject property, the only regional mall in its market area, is well located bordering Interstate 86 and in close proximity to Interstate 15.

          - Pine Ridge Mall includes two adjoining parcels with a total area of 52.9 acres. The collateral of the subject property consists of the main mall building with the five anchor stores and five freestanding buildings. The four anchor tenant spaces that are part of the collateral contain 326,487 square feet (Shopko owns its 111,500 square foot space). In addition, there are 212,285 square feet of non-anchor space (including a cinema and out parcel space). The out parcel buildings include the 35,000 square foot cinema building that is currently under construction (scheduled to open in July 2005) and 25,818 square feet attributable to other out parcels. As of October 31, 2004 the property was 89.2% occupied.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

          - The largest of the four anchor tenants that are part of the collateral is Dillard's (S&P: BB and Moody's: B2) occupying 122,512 square feet (22.7% of the NRA) at a base rent of $2.55 per square foot and a lease expiring in July 2006. Dillard's reported sales of $48 per square foot in 2003, but because of the size of the store the total sales for the Dillard's were $5.9 million. The second largest anchor tenant is Sears (S&P: BBB and
               Moody's: Baa2) occupying 77,870 square feet (14.5% of the NRA) on a ground lease expiring in October 2017 with a base rent of $1.28 per square foot. Sears reported sales of $193 per square foot for the trailing twelve months ended July 31, 2004. JC Penney (S&P:
               BB+ and Moody's: Ba2) is the third largest tenant occupying 65,765 square feet (12.2% of the NRA) at a base rent of $3.03 per square foot and a lease expiring in July 2006. JC Penney posted sales of $112 per square foot for the trailing twelve months ended July 31, 2004. The fourth largest tenant is Bon-Macy's (S&P: BBB+ and Moody's: Baa1) occupying 60,340 square feet (11.2% of the NRA) at a base rent of $2.90 per square foot and a lease expiring in February 2007. Bon-Macy's had sales of $87 per square foot as of the trailing twelve months ended July 31, 2004. The other 50 in-line tenants and the cinema pay an average base rent of $13.26 per square foot. In addition, occupancy cost for comparable tenants with less than 10,000 square feet and food court tenants as of July 31, 2004 was 11.4% with average sales of $223 per square foot.

          - Pocatello is located in Bannock County, which has a population of approximately 80,000 people. Strong demand for computer-related products is benefiting the metropolitan area's largest private sector employer, American Microsystems. Within a 20-mile radius from the subject property, the primary trade area for Pine Ridge Mall, there were an estimated 88,584 residents with an average household income of $51,811 in 2003. The population is projected to grow at a moderate pace during the next few years. Pine Ridge Mall has no direct competitors within a 50-mile radius and is the dominant regional mall in the area.

     - Red Cliffs is a 385,643 square foot regional mall located in St. George, Utah that was constructed in 1990 with several out parcel buildings being added between 1995 and 1999. The subject property is located on Red Cliffs Drive with high visibility from Interstate 15.

          - Red Cliffs is comprised of four buildings that include the mall structure with attached anchors and three out parcels improved with freestanding buildings. The 45.9-acre site has extensive frontage along the southeast side of Red Cliffs Drive. The subject mall has three anchor tenants that comprise a total of 162,786 square feet. In addition, there are 108,586 square feet of non-anchor space (including a cinema for 10,000 square feet and out parcel space for 7,300 square feet). As of November 3, 2004 the subject was 66.1% occupied. The vacant space includes a vacant anchor totaling 114,271 square feet, for which redevelopment plans are being discussed (including a sale of a portion of the vacant space to Dillard's and the redevelopment of the current Dillard's space with a new cinema and in-line stores).

          - The largest anchor tenant is Sears (S&P: BBB and Moody's: Baa2) occupying 73,719 square feet (19.1% of the NRA) on a ground lease expiring in October 2018 at a base rent of $2.71 per square foot. Sears reported sales of $193 per square foot for the trailing twelve months ended July 31, 2004. JC Penney (S&P: BB+ and
               Moody's: Ba2) is the second largest tenant occupying 49,398 square feet (12.8% of the NRA) at a base rent of $4.46 per square foot with a lease expiring in March 2010. JC Penney posted sales of $155 per square foot for the trailing twelve months ended July 31, 2004. Dillard's (S&P: BB and Moody's: B2), the third largest tenant, occupies 39,669 square feet (10.3% of the NRA) at a base rent of $4.74 per square foot and a lease expiring in August 2015. Dillard's had sales of $176 per square foot for the trailing twelve months ended July 31, 2004. In addition, the subject's movie theater, Red Cliffs Cinema, is a four-screen theater with stadium seating that had sales of $190,250 per screen for the trailing twelve months ended July 31, 2004. Occupancy cost for comparable tenants with less than 10,000 square feet and food court tenants as of July 31, 2004 was 9.7% with average sales of $262 per square foot.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

          - St. George is located in Washington County, which has a population of approximately 100,000 people. The population has a projected growth rate of 15% between 2003 and 2008, which is significantly above the growth rate estimated for the state and the U.S. overall. The major drivers of the economy are the services and wholesale retail industries. Within a 20-mile radius from the subject property, the primary trade area for Red Cliffs Mall, there were an estimated 92,042 residents with an average household income of $52,312 in 2003. Due to the strong economic fundamentals, population growth and competitive advantage (Red Cliffs Mall is the only regional mall in the area) the subject property's occupancy and profitability is expected to increase in the future.

     - Three Rivers Mall is a 427,954 square foot regional mall located in Kelso, Washington that was constructed in 1987 with several additions of a restaurant, a movie theater and a Pier One Imports between 1989 and 2002. The subject property is located on Three Rivers Drive with high visibility from Interstate 5, which is the property's east boundary. Three Rivers Mall is approximately 50 miles north of the Portland-Vancouver PMSA and 120 miles south of the Seattle-Tacoma area.

          - Three Rivers Mall is comprised of one single-story main mall building with four attached anchor stores and four freestanding buildings on out parcels that are occupied by a cinema, two restaurants and a Pier One Imports. The configuration of the subject property provides good customer flow and allows for various points of ingress and egress. The subject property has three anchor tenants occupying a total of 154,327 square feet, a vacant anchor space for 42,008 square feet and non-anchor tenants occupying 231,619 square feet (including a cinema for 19,500 square feet and out parcel space of 85,330 square feet). As of November 3, 2004 the subject was 80.5% occupied.

          - The largest anchor tenant is Sears (S&P: BBB and Moody's: Baa2) occupying 52,659 square feet (12.3% of the NRA) at a base rent of $4.00 per square foot and a lease expiring on March 2008. Sears had sales of $230 per square foot for the trailing twelve months ended July 31, 2004. Bon-Macy's (S&P: BBB+ and Moody's: Baa1) is the second largest tenant occupying 51,607 square feet (12.1% of the NRA) at a base rent of $4.71 per square foot with a lease expiring in January 2008. Bon-Macy's posted sales of $188 per square foot for the trailing twelve months ended July 31, 2004. JC Penney (S&P: BB+ and Moody's: Ba2) occupies 50,061 square feet (11.7% of the NRA) at a base rent of $4.45 with a lease expiring in August 2007. JC Penney had sales of $140 per square foot for the trailing twelve months ended July 31, 2004. In addition, occupancy cost for comparable tenants with less than 10,000 square feet and food court tenants as of July 31, 2004 was 9.1% with average sales of $272 per square foot.

          - Kelso is located in Cowlitz County, which has a population of approximately 95,000. The economy is primarily based in manufacturing, particularly in lumber and wood products as well as paper products industries. Within a 20-mile radius from the subject property, the primary trade area of Three Rivers Mall, there were an estimated 123,321 residents with an average household income of $54,953 in 2003.

- The sponsor of the loan and property manager is General Growth Properties, Inc. ("GGP"). GGP (NYSE: GGP) acquired the four malls in July 2002 as part of its acquisition of JP Realty, Inc. GGP, headquartered in Chicago, Illinois, is a REIT engaged in the ownership, operation, management, leasing, acquisition, development and expansion of regional malls and community shopping centers in the United States. With the acquisition of the Rouse Company in November 2004, GGP has 185 retail properties in the United States totaling over 173 million square feet, making it the largest mall REIT in terms of number of regional malls owned and total square footage. As of February 14, 2005 GGP had a market capitalization of $8.15 billion.

- Price Development Company, L.P., the former operating subsidiary of JP Realty has executed a limited guaranty of the borrower's obligations for $3,687,190.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                              GGP RETAIL PORTFOLIO

                             LEASE ROLLOVER SCHEDULE

                                                                                              % OF TOTAL BASE     CUMULATIVE % OF
                        # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF   CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
        YEAR              ROLLING         PER SF ROLLING        ROLLING      OF SF ROLLING        ROLLING         REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
         MTM                28              $  11.12               4.1%            4.1%              6.6%                6.6%
----------------------------------------------------------------------------------------------------------------------------------
        2005                28              $  15.90               2.3%            6.4%              4.8%               11.4%
----------------------------------------------------------------------------------------------------------------------------------
        2006                30              $   5.97              13.6%           20.0%             13.9%               25.3%
----------------------------------------------------------------------------------------------------------------------------------
        2007                33              $   7.22              12.6%           32.6%             15.5%               40.9%
----------------------------------------------------------------------------------------------------------------------------------
        2008                24              $   7.18              10.4%           43.0%             12.8%               53.6%
----------------------------------------------------------------------------------------------------------------------------------
        2009                17              $   6.40               5.5%           48.5%              6.0%               59.7%
----------------------------------------------------------------------------------------------------------------------------------
        2010                10              $   7.90               3.8%           52.2%              5.1%               64.8%
----------------------------------------------------------------------------------------------------------------------------------
        2011                11              $  13.65               2.0%           54.2%              4.6%               69.4%
----------------------------------------------------------------------------------------------------------------------------------
        2012                 7              $  11.23               2.3%           56.5%              4.5%               73.9%
----------------------------------------------------------------------------------------------------------------------------------
        2013                11              $  10.86               3.2%           59.7%              5.9%               79.8%
----------------------------------------------------------------------------------------------------------------------------------
        2014                16              $  14.60               2.2%           61.9%              5.5%               85.3%
----------------------------------------------------------------------------------------------------------------------------------
      > 2014                13              $   3.92              21.9%           83.8%             14.7%              100.0%
----------------------------------------------------------------------------------------------------------------------------------
       Vacant              N/A                   N/A              16.2%          100.0%              N/A                 N/A


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                               PHELPS DODGE TOWER

                                [GRAPHIC AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                               PHELPS DODGE TOWER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):        $54,500,000

FIRST PAYMENT DATE:                        February 11, 2005

MORTGAGE INTEREST RATE:                    5.149% per annum

AMORTIZATION TERM:                         Interest Only

MATURITY DATE:                             January 11, 2015

MATURITY BALANCE:                          $54,500,000

INTEREST CALCULATION:                      Actual/360

CALL PROTECTION:                           Lockout/Defeasance: 113
(PAYMENTS)                                 Open: 7

LOAN PER SF (1):                           $133

UPFRONT RESERVES:                          None

ONGOING RESERVES - MONTHLY:                Tax and Insurance (2)         Springing

                                           Ground Lease Reserve (3)      Springing

                                           TI/LC Reserve (4)             Springing

LOCKBOX:                                   Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                    Single Asset

PROPERTY TYPE:                             Office

PROPERTY SUB-TYPE:                         Central Business District

LOCATION:                                  Phoenix, AZ

YEAR BUILT/RENOVATED:                      2001 / N/A

SQUARE FEET:                               409,889

OCCUPANCY AT U/W (5):                      84%

OWNERSHIP INTEREST:                        Leasehold

                                                           % OF
                                                           TOTAL          LEASE
MAJOR TENANTS:                               NRSF          NRSF       EXPIRATION
--------------                             --------        -----      ----------
Phelps Dodge Corporation (6)               176,982         43.2%      12/31/2011
Ryley, Carlock & Applewhite, PA             49,275         12.0%       9/30/2012
USA/Government - Dept. of HUD               30,993          7.6%       4/30/2012

PROPERTY MANAGEMENT:                       Ryan Companies US, Inc.

                                           12/31/2003      9/30/2004     U/W
                                           ----------      ---------     ---
NET OPERATING INCOME:                      $  4,741,696    $ 5,036,746   $ 5,901,387

NET CASH FLOW:                                                           $ 5,563,612

DSCR:                                                                           1.96x

APPRAISED VALUE:                           $ 84,300,000

CUT-OFF DATE LTV RATIO (1):                64.7%

MATURITY LTV RATIO:                        64.7%

(1)  Based on a March 2005 Cut-off Date.

(2) Following an event of default, the borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to
     (i) pay all taxes prior to their respective due dates and (ii) pay insurance premiums prior to the expiration of the related policies. The borrower, however, will be relieved of its obligation to make deposits for the payment of insurance premiums if (a) no event of default is continuing and (b) the lender receives evidence acceptable to it that all premiums due have been paid and that the other conditions of the loan agreement with respect to insurance policies have been satisfied.

(3) Upon the occurrence and during the continuance of an event of default, the borrower is required to make monthly deposits into a reserve to pay 1/12 of the rents (including both base and additional rents) and other charges that the lender estimates will be payable by the borrower as lessee under the ground lease during the next 12 months.

(4) In connection with the borrower's acquisition of the Phelps Dodge Tower property in April 2004, the seller of the property placed $4,300,000 in an escrow to be used in connection with tenant improvements at the Phelps Dodge Tower property during the 13-month period following the sale. The borrower will be required to deposit amounts remaining in such escrow at the end of the 13-month period, if any, into a leasing reserve (or furnish a letter of credit in an equivalent amount) to be used in connection with future leasing expenses at the Phelps Dodge Tower

(5)  Occupancy at U/W is based on the December 15, 2004 rent roll.

(6)  Phelps Dodge Corporation has three five-year renewal options.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                               PHELPS DODGE TOWER

                             ADDITIONAL INFORMATION

- Phelps Dodge Tower ("Subject") is a 20-story, 409,889 square feet, premier Class A office building located at One North Central Avenue in Phoenix, Arizona.

- Phelps Dodge Tower was completed in late 2001. It is a new addition to the Phoenix skyline with high-end finishes consistent with Class A buildings. The Subject enjoys an excellent location on the north side of Washington Street between Central Avenue and First Street. In addition to the 409,889 square feet of net rentable area, the Subject also has eight levels of parking, four of which are below grade.

- As of December 15, 2004 the Subject was 84.0% occupied. 55.8% of the space is leased by investment grade tenants Phelps Dodge (S&P: BBB and Moody's:
     Baa3), the U.S. Government and Comerica (S&P: A and Moody's: A2).

- The property was designed and built to the specifications of its primary tenant, Phelps Dodge, which occupies 176,982 square feet (43.2% of the NRA) at a base rent of $17.41 per square foot with a lease expiring in December 2011. The second largest tenant is Ryley, Carlock and Applewhite, PA occupying 49,275 square feet (12.0% of the NRA) at a base rent of $22.00 per square foot with a lease expiring in September 2012. The U.S. Government - HUD is the third largest tenant occupying 30,993 square feet (7.6% of the NRA) at a base rent of $20.50 per square foot with a lease expiring in April 2012. None of the other 15 tenants lease more than 5.3% of the net rentable area of the Subject. The average base rent per square foot for the Subject is $18.92 per square foot.

- Phelps Dodge Tower is located in the downtown Phoenix sub-market, which had a 12.2% vacancy rate as of September 30, 2004. However, Class A space like the one the Subject offers has a lower market vacancy rate of 7.6%. Rent growth has been positive in 2004 and is projected to be positive through 2008. No additions have been added to the sub-market inventory in the last two years. In addition, absorption is projected to remain positive for the next five years.

- Phelps Dodge Corporation is an international mineral resource and industrial manufacturing company that was founded in 1834. Phelps Dodge is the world's second-largest producer of copper and the largest publicly traded copper producer (NYSE: PD). The company's two divisions, Phelps Dodge Mining Company and Phelps Dodge Industries, employ more than 14,000 people worldwide. The subject property is the company's world headquarters. As of February 14, 2005 the company had a market capitalization of $8.97 billion. For the trailing twelve-month period ended September 30, 2004 the company posted revenues of $6.27 billion and net income of $749 million.

- The balance of the office space is leased to 17 tenants that include two prestigious regional law firms, Ryley, Carlock & Applewhite, PA and Renaud, Cook, & Drury, PA. Retail tenants are located on the street level and have direct access from either Central Avenue or Washington Street.

- Phoenix is the state's capital and largest city. Along with the neighboring city of Mesa, it is the heart of the Phoenix-Mesa MSA, which also includes the cities of Tempe, Glendale, and Scottsdale. The MSA is the nation's 13th largest with an estimated 3.26 million residents as of 2003. Job creation in the Phoenix-Mesa MSA is higher than any other place in the nation except Washington, D.C. The November 2004 unemployment rate in the MSA was low at 3.6%, while the state's rate was 4.5% and the nation's exceeded 5.0%. Economy.com projected net job gains in 2004 of 49,100 jobs and forecasts net job gains of 55,200 in 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                               PHELPS DODGE TOWER

                       ADDITIONAL INFORMATION (CONTINUED)

- The sponsor is Sumitomo Corporation of America ("SOCA"). Established in 1952, SOCA has expanded from a New York-based trading company to become an investor, financier, solutions provider, business catalyst and joint venture partner in several industries. SOCA has 10 U.S. offices and more than 40 subsidiaries and affiliates. In 2003, SOCA reported total revenues of $1.1 billion and net income of $22 million. SOCA is a subsidiary of Tokyo-based Sumitomo Corporation, which is traded on the Tokyo Stock Exchange. In fiscal year 2004, Sumitomo Corporation increased gross profit to $4.82 billion, a 14.2% increase over fiscal year 2003. Net income nearly doubled in fiscal year 2004, increasing 171% to $641 million.

- Ryan Companies US, Inc. manages the Subject. Founded more than 65 years ago, the company has evolved into a leading national commercial real estate firm offering a full range of real estate development services including integrated design-build projects and asset management services to customers in more than 150 cities throughout the United States. Headquartered in Minneapolis, the company also has offices in Chicago, Phoenix, Cedar Rapids, Davenport and Des Moines. The company manages in excess of 10 million square feet of property valued at more than $700 million.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                               PHELPS DODGE TOWER

                             LEASE ROLLOVER SCHEDULE

                                                                                               % OF TOTAL BASE     CUMULATIVE % OF
                    # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
    YEAR              ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
    2006                 3               $ 22.92                5.6%               5.6%              8.0%                8.0%
-----------------------------------------------------------------------------------------------------------------------------------
    2007                 7               $ 21.50                2.7%               8.3%              3.7%               11.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2008                 2               $ 20.73                5.5%              13.8%              7.2%               18.9%
-----------------------------------------------------------------------------------------------------------------------------------
    2009                 1               $ 18.00                0.4%              14.2%              0.4%               19.4%
-----------------------------------------------------------------------------------------------------------------------------------
    2011                 1               $ 17.41               43.2%              57.4%             47.3%               66.7%
-----------------------------------------------------------------------------------------------------------------------------------
    2012                 3               $ 21.40               19.9%              77.3%             26.9%               93.5%
-----------------------------------------------------------------------------------------------------------------------------------
    2014                 1               $ 15.43                6.7%              84.0%              6.5%              100.0%
-----------------------------------------------------------------------------------------------------------------------------------
   Vacant               N/A                  N/A               16.0%             100.0%              N/A                 N/A

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                          BEXLEY MULTIFAMILY PORTFOLIO

                                [GRAPHIC AND MAP]

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                          BEXLEY MULTIFAMILY PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1,2):      $53,300,000

FIRST PAYMENT DATE:                        December 11, 2004

MORTGAGE INTEREST RATE:                    4.960% per annum

AMORTIZATION TERM:                         Interest Only

MATURITY DATE:                             November 11, 2009

MATURITY BALANCE:                          $53,300,000

INTEREST CALCULATION:                      Actual/360
CALL PROTECTION:                           Lockout/Defeasance: 54
(PAYMENTS)                                 Open: 6

LOAN PER UNIT (1):                         $65,000

UPFRONT RESERVES:                          None

ONGOING RESERVES - MONTHLY:                Tax and Insurance           Yes

                                           Replacement Reserve         $ 13,667

LOCKBOX:                                   None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                    Portfolio

PROPERTY TYPE:                             Multifamily

PROPERTY SUB-TYPE:                         Conventional

LOCATION:                                  Please refer to Portfolio Information table

YEAR BUILT/RENOVATED:                      Please refer to Portfolio Information table

UNITS:                                     Please refer to Portfolio Information table

OCCUPANCY AT U/W:                          Please refer to Portfolio Information table

OWNERSHIP INTEREST:                        Fee

PROPERTY MANAGEMENT:                       Weinstein Management Co., Inc.

                                           12/31/2003        9/30/2004 (3)           U/W
                                           ----------        -------------           ----
NET OPERATING INCOME:                      $  3,784,897       $ 3,811,633         $ 4,178,301

NET CASH FLOW:                                                                    $ 3,973,301

DSCR (4):                                                                                1.48x

APPRAISED VALUE:                           $ 68,030,000

CUT-OFF DATE LTV RATIO (1,4):              78.3%

MATURITY LTV RATIO (4):                    78.3%

(1)  Based on a March 2005 Cut-off Date.

(2) The loan consists of the two loans Bexley Creekside Apartments and Bexley Commons at Rosedale Apartments, which are cross-defaulted and cross-collateralized. For presentation purposes they are shown as one loan.

(3) Net Operating Income is calculated for the T-12 months ended September 30, 2004.

(4) Calculations are based on a blended rate of the two cross-defaulted and cross-collateralized loans.

                              PORTFOLIO INFORMATION

                               YEAR BUILT/                                                 ORIGINAL LOAN
        PROPERTY NAME           RENOVATED          LOCATION      UNITS     OCCUPANCY          BALANCE          APPRAISED VALUE
        -------------            ---------         --------      -----     ---------          -------          ---------------
Bexley Creekside Apartments     2000 / N/A      Charlotte, NC     492         97%           $ 31,500,000         $ 39,990,000
Bexley Commons at Rosedale      2000 / N/A      Charlotte, NC     328         98%           $ 21,800,000         $ 28,040,000
Apartments
------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                            820         97%           $ 53,300,000         $ 68,030,000

(1)  Based on a March 2005 Cut-off Date.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                          BEXLEY MULTIFAMILY PORTFOLIO

                             ADDITIONAL INFORMATION

- The Bexley Portfolio consists of two Mortgage Loans that are cross-defaulted and cross-collateralized. Each loan is secured by one multifamily property, Bexley Creekside Apartments and Bexley Commons at Rosedale Apartments.

     - Bexley Creekside Apartments is a 492-unit, Class A garden apartment complex located at 4101 Double Creek Crossing Drive in Charlotte, Mecklenburg County, North Carolina, approximately 10 miles north of the Charlotte central business district.

          - The Bexley Creekside Apartments was developed in 2000 and features 21 three-story walk-up apartment buildings, a clubhouse, a swimming pool, a spa, a sundeck, a sports court, a tennis court, picnic areas with gas grills, a three-hole golf course with putting green, a car care center, walking/jogging trails and secured access. The clubhouse contains the leasing office, fitness center, media room and business center.

          - The unit mix includes 192 one-bedroom, 252 two-bedroom and 48 three-bedroom units. The average unit size is 973 square feet. As of September 24, 2004 occupancy at the subject was 97.0%. The average in place rent per unit for one-bedroom units was $616, for two-bedroom units $745 and for three-bedroom units $929, which leads to an average in place rent of $711 per unit.

          - The Bexley Creekside Apartments is located in the Northeast sub-market, which is the third largest sub-market in the Charlotte area with 13,629 units. This sub-market has one of the lowest vacancies of any sub-market in Charlotte at 10.5%. The average rental rate in this sub-market is $673 per unit. The high subject occupancy of 97.0% is due to the superior amenity package offered.

     - Bexley Commons at Rosedale Apartments is a 328-unit Class A garden apartment complex located at 13255 Rosedale Hill Avenue in Charlotte, Mecklenburg County, North Carolina, approximately 13 miles north of the Charlotte central business district and 8 miles north of the Bexley Creekside Apartments.

          - The Bexley Commons at Rosedale Apartments was developed in 2000 and features 13 three story walk-up apartment buildings, a clubhouse, a swimming pool, a sundeck and a playground. The clubhouse contains the leasing office, fitness center, media room, business center, conference room and laundry room.

          - The unit mix includes 128 one-bedroom, 165 two-bedroom and 35 three-bedroom units. The average unit size is 1,101 square feet. As of September 24, 2004 occupancy at the subject was 98.0%. The average in place rent for one-bedroom units was $619, for two-bedroom units $780 and for three-bedroom units $920, which leads to an average in place rent of $730 per unit.

          - The Bexley Commons at Rosedale Apartments is located in the North sub-market, which is one of the smaller sub-markets in the Charlotte area with 3,988 units. This sub-market has the lowest vacancy of any sub-market in Charlotte at 7.5%. The North sub-market has shown positive absorption since August 2002. The average rental rate in this sub-market is $782 per unit. The subject has a higher occupancy than the sub-market due to its superior amenities and lower rental rate.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                          BEXLEY MULTIFAMILY PORTFOLIO

                       ADDITIONAL INFORMATION (CONTINUED)

          - Marcus Weinstein is the sponsor of this transaction. Mr. Weinstein has been an active developer in Central and Eastern Virginia since 1952. He has developed thousands of single-family homes and has built many of the 28 apartment projects he currently owns. Weinstein related entities currently own four projects totaling 1,400 units in Charlotte and two projects totaling 544 units in Raleigh. In addition, Marcus Weinstein provided a partial guaranty of the Bexley Creekside Apartments loan in the amount of $3,150,000.

          - Weinstein Management Co., Inc. (WMCI), a borrower-related entity, is the manager of the Subject. WMCI has developed and managed multifamily properties primarily in Virginia for more than 35 years. It currently manages 28 apartment communities with 9,700 units in Richmond, Petersburg, Hampton, Newport News, Charlottesville, Harrisonburg, Charlotte and Raleigh. Approximately 50% of these units are located in the Richmond area. WMCI manages the Subject and three other similar communities in Charlotte. These Charlotte properties total 1,400 units. WMCI also manages retail and office space in metropolitan Richmond.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  THE MANSARDS


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  THE MANSARDS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):     $ 52,000,000

FIRST PAYMENT DATE:                     February 1, 2005

MORTGAGE INTEREST RATE:                 5.210%

AMORTIZATION TERM:                      Three years interest only, 360-month

                                        amortization schedule thereafter

MATURITY DATE:                          January 1, 2012

MATURITY BALANCE:                       $ 48,970,630

INTEREST CALCULATION:                   Actual/360

CALL PROTECTION:                        Lockout/Defeasance: 82
(PAYMENTS)
                                        Open: 2

LOAN PER UNIT (1):                      $ 38,893

UPFRONT RESERVES:                       None

ONGOING RESERVES - MONTHLY:             Tax and Insurance          Yes
                                        Replacement Reserve        $ 30,528

LOCKBOX:                                Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Multifamily

PROPERTY SUB-TYPE:                      Conventional

LOCATION:                               Griffith, IN

YEAR BUILT/RENOVATED:                   1976 / N/A

UNITS:                                  1,337

OCCUPANCY AT U/W (2):                   92%

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Bayshore Management Company LLC

NET OPERATING INCOME:                    12/31/2003    10/31/2004       U/W
                                        -----------   -----------   -----------
                                        $ 4,177,768   $ 4,390,326   $ 4,722,171

NET CASH FLOW:                                                      $ 4,355,833

DSCR:                                                                   1.27x

APPRAISED VALUE:                        $ 66,000,000

CUT-OFF DATE LTV RATIO (1):             78.8%

MATURITY LTV RATIO:                     74.2%

(1)  Based on a March 2005 Cut-off Date.

(2)  Occupancy at U/W is based on the November 19, 2004 rent roll.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  THE MANSARDS

                             ADDITIONAL INFORMATION

- The Mansards Loan is secured by a 1,337-unit Class B apartment complex contained in 45, three-story buildings which are situated on 69.76 acres of land in Griffith, Indiana, approximately 25 miles southeast of the Chicago CBD.

- The Property was built from 1968 to 1976 in four stages and is divided into two phases, Mansards Apartments North and Mansards Apartments South, separated by Ridge Road.

 - Amenities at the property include two outdoor swimming pools, a renovated clubhouse area with fireplace and plasma television. The complex has laundry rooms in each building. There are a total of 2,208 parking spaces or 1.65 spaces per residential unit.

- The three-bedroom and four-bedroom units have central air conditioning. One-bedroom and two-bedroom units are responsible for purchasing their own cooling units.

-    The unit mix at the Property is detailed in the chart below:

           UNIT TYPE          NUMBER OF UNITS   ACTUAL RENT    SIZE (SF)    ACTUAL RENT/SF
     ----------------------  ----------------   -----------   -----------   --------------
     One Bedroom Units              455           $    591         714         $   0.83

     Two Bedroom Units              777           $    725         891         $   0.81

     Three Bedroom Units            104           $    999       1,288         $   0.78

     Four Bedroom Units               1           $  1,366       2,189         $   0.62
     -------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE       1,337           $    701         863         $   0.81

- The Mansards is located in the Chicago metropolitan market area and the Griffith sub-market of Lake County.

- The borrowing entity is Mansards Apartments Limited Partnership, whose General Partner is Foufas Properties/Mansards, Inc. (0.5% ownership in the borrowing entity) and Mansards Associates, L.P, which owns 99.5% of the borrowing entity. Bayshore Management Company LLC manages the Property.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                        SHERATON PREMIERE TYSONS CORNER


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                         SHERATON PREMIERE TYSONS CORNER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):     $ 51,332,283

FIRST PAYMENT DATE:                     February 1, 2005

MORTGAGE INTEREST RATE:                 5.220% per annum

AMORTIZATION TERM:                      300 months

MATURITY DATE:                          April 1, 2010

MATURITY BALANCE:                       $ 45,450,285

INTEREST CALCULATION:                   30/360

CALL PROTECTION:                        Lockout/Defeasance: 60
(PAYMENTS)                              Open: 3

LOAN PER ROOM (1):                      $ 117,465

UPFRONT RESERVES:                       Replacement Reserve        $ 1,000

ONGOING RESERVES - MONTHLY:             Taxes                      Yes

LOCKBOX:                                Springing


                              PRROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                 Single Asset

PROPERTY TYPE:                          Hotel

PROPERTY SUB-TYPE:                      Full-Service

LOCATION:                               Vienna, VA

YEAR BUILT/RENOVATED:                   1985 / N/A

ROOMS:                                  437

OCCUPANCY AT U/W:                       N/A

OWNERSHIP INTEREST:                     Fee

PROPERTY MANAGEMENT:                    Sheraton Operating Corporation

                                        12/31/2003    12/31/2004        U/W
                                        -----------   ----------    -----------
NET OPERATING INCOME:                   $ 7,406,929   $ 8,060,462   $ 7,927,466

NET CASH FLOW:                                                      $ 6,631,017

DSCR:                                                                  1.80x


APPRAISED VALUE:                        $ 74,000,000

CUT-OFF DATE LTV RATIO (1):             69.4%

MATURITY LTV RATIO:                     61.4%

(1)  Based on a March 2005 Cut-off Date.

                              OPERATING PERFORMANCE

          YEAR          OCCUPANCY            ADR              REVPAR
         -----          ---------          --------          -------
           U/W            73.0 %           $ 123.86          $ 90.41
          2004            73.3 %           $ 125.50          $ 91.99
          2003            67.1 %           $ 118.26          $ 79.38
          2002            63.6 %           $ 115.06          $ 73.20
          2001            63.2 %           $ 135.32          $ 85.45


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                         SHERATON PREMIERE TYSONS CORNER

                             ADDITIONAL INFORMATION

 - The Sheraton Premiere Tysons Corner Loan is secured by a 437-room, full-service hotel built in 1985, consisting of an approximate 310,000 square foot building located in Vienna, Virginia. The hotel is comprised of a 24-story main tower connected to a one-story commercial building. There are a total of 530 parking spaces provided via a two-story, covered parking structure and surface parking lot.

 - Amenities at the hotel include an indoor and outdoor swimming pool, indoor whirlpool, a racquetball court, approximately 35,000 square feet of meeting space, a 10,800 square foot grand ballroom and a 5,400 square foot junior ballroom, a business center, a gift shop, a restaurant and a 60-seat lounge.

- The Property's room mix is comprised of 236 kings, 183 double/double, and 18 suites.

- The Sheraton Premiere Tysons Corner is positioned just outside of Washington, D.C. and is located in the northeastern part of Virginia, in Fairfax County. Fairfax County is part of the Washington, D.C. MSA.

- The Sponsor, Felcor Lodging Limited Partnership & Starwood Hotel Resorts Worldwide, Inc., have equal ownership interests in the Property. The Property is leased to a FelCor related entity, FCH/SH Leasing L.L.C., which lease is subordinate to the loan in all respects.

- The Property is managed by Sheraton Operating Corporation, a wholly owned subsidiary of Starwood Hotels & Resorts Worldwide, Inc (NYSE: HOT).


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                           BP MULTIFAMILY PORTFOLIO A


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                           BP MULTIFAMILY PORTFOLIO A

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE((1),(2)):  $ 47,420,000

FIRST PAYMENT DATE:                       January 11, 2005

MORTGAGE INTEREST RATE:                   5.373% per annum

AMORTIZATION TERM:                        Two years interest only, 360-month
                                          amortization schedule thereafter

MATURITY DATE:                            December 11, 2014

MATURITY BALANCE:                         $ 41,412,553

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 114
(PAYMENTS)                                Open: 6

LOAN PER UNIT (1):                        $ 40,255

UPFRONT RESERVES:                         Engineering Reserve      $ 408,000

ONGOING RESERVES - MONTHLY:               Tax and Insurance        Yes

                                          Replacement Reserve      $ 23,242

LOCKBOX:                                  Hard

MEZZANINE DEBT:                           $ 3,600,000 (3)


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Portfolio

PROPERTY TYPE:                            Multifamily

PROPERTY SUB-TYPE:                        Conventional

LOCATION:                                 Please refer to Portfolio Information table

YEAR BUILT/RENOVATED:                     Please refer to Portfolio Information table

UNITS:                                    Please refer to Portfolio Information table

OCCUPANCY AT U/W (4):                     Please refer to Portfolio Information table

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      CNC Investments, Ltd., L.L.P.

                                           12/31/2003    9/30/2004       U/W
                                           ----------  -----------  -----------
NET OPERATING INCOME:                     $ 4,382,335  $ 4,017,216  $ 4,569,962

NET CASH FLOW:                                                      $ 4,275,462

DSCR (4):                                                               1.34x

APPRAISED VALUE:                          $ 59,600,000

CUT-OFF DATE LTV RATIO((1),(5)):          79.6%

MATURITY LTV RATIO (5):                   69.5%

(1)  Based on a March 2005 Cut-off Date.

(2) The loan consists of the four loans BP Sweetwater Ranch Apartments, BP Prescott Place II Apartments, BP Prescott Place I Apartments and BP Berkshire of Addison Apartments, which are cross-defaulted and cross-collateralized. For presentation purposes they are shown as one loan.

(3) BP Prescott Place II Apartments has $1,325,000, BP Prescott Place I Apartments has $1,245,000 and BP Berkshire of Addison Apartments has $1,030,000 of mezzanine debt for a total of $3,600,000.

(4) Occupancy at U/W is based on the weighted average occupancy of the four properties based on the October 26, 2004 rent rolls.

(5) Calculations are based on a blended rate of the four cross-defaulted and cross-collateralized loans.


                              PORTFOLIO INFORMATION

                         YEAR BUILT/
     PROPERTY NAME        RENOVATED      LOCATION      UNITS  OCCUPANCY  ORIGINAL LOAN BALANCE  APPRAISED VALUE
-----------------------  -----------  --------------  ------  ---------  ---------------------  ---------------
BP Sweetwater Ranch      1994 / N/A   Richardson, TX    312      93%         $  18,000,000       $  22,800,000
Apartments
BP Prescott Place II     1983 / N/A    Mesquite, TX     336      91%         $  10,880,000       $  13,600,000
Apartments
BP Prescott Place I      1982 / N/A    Mesquite, TX     318      89%         $  10,060,000       $  12,600,000
Apartments
BP Berkshire of Addison  1978 / 1996    Addison, TX     212      95%         $   8,480,000       $  10,600,000
Apartments
---------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                1,178      92%         $  47,420,000       $  59,600,000

(1)  Based on a March 2005 Cut-off Date.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                           BP MULTIFAMILY PORTFOLIO A

                             ADDITIONAL INFORMATION

     - The BP Multifamily Portfolio consists of four mortgage loans that are cross-defaulted and cross-collateralized. Each loan is secured by one multifamily property, BP Sweetwater Ranch Apartments, BP Prescott Place II Apartments, BP Prescott Place I Apartments and BP Berkshire of Addison Apartments.

          - BP Sweetwater Ranch Apartments is a 312-unit multifamily property located at 540 Buckingham Road in Richardson, Texas, approximately 12 miles northeast of Dallas' central business district.

               - The Sweetwater Ranch Apartments is a Class A, garden-style apartment complex, built in 1994. The unit mix consists of 144 one-bedroom, 144 two-bedroom and 24 three-bedroom units. The complex features 14 three-story buildings, a resort style swimming pool, an indoor Jacuzzi, a private lake with gazebo, a clubhouse, access gates, a playground, a business center, a sauna, a laundry facility and a recreation area. As of October 26, 2004 the property was 93.3% occupied with an average in place rent of $761 per unit ($0.86 PSF).

               - Sweetwater Ranch Apartments is located in the Richardson sub-market of the Dallas/Fort Worth area, which had an existing inventory totaling 8,564 units as of the second quarter of 2004. The sub-market reported a vacancy rate of 7.7% and an average rental rate of $0.86 per square foot. Properties in the sub-market constructed after 1989 reported an average rental rate of $0.92 per square foot. No apartment completions were realized in the sub-market for the 12-month period ending June 2004 and only one apartment complex containing 395 units is projected over the forthcoming 12 months.

          - BP Prescott Place II Apartments is a 336-unit multifamily property located at 2861 Franklin Drive in Mesquite, Texas, approximately 11 miles east of Dallas' central business district.

               - The Prescott Place II Apartments is a Class B, garden-style apartment complex, which was built in 1983. There are 21 two-story multifamily buildings, two swimming pools, a hot tub, a tennis court, covered parking, a clubhouse and two laundry rooms. As of October 26, 2004 the property was 91.4% occupied with an average in place rent of $583 per unit ($0.83 PSF).

               - Prescott Place II Apartments is located in the Mesquite sub-market of the Dallas/Fort Worth area, which had an existing inventory totaling 13,549 units as of the second quarter of 2004. The sub-market reported a vacancy rate of 8.7% and an average rental rate of $0.76 per square foot. Properties in the sub-market constructed between 1980 and 1989 reported an average rental rate of $0.75 per square foot. No apartment completions were realized in the property's sub-market during the 12-month period ending June 2004, and no new apartment completions are forecasted for the next twelve months.

          - BP Prescott Place I Apartments is a 318-unit multifamily property located at 2701 Franklin Drive in Mesquite, Texas, approximately 11 miles east of Dallas' central business district.

               - The Prescott Place I Apartments is a Class B, garden-style apartment complex, which was built in 1982. There are 23 two-story multifamily buildings, two swimming pools, a fitness center, a tennis court and three laundry rooms. As of October 26, 2004 the property was 88.7% occupied with an average in place rent of $588 per unit ($0.78 PSF).

               - Prescott Place I Apartments is located in the Mesquite sub-market of the Dallas/Fort Worth area, which had an existing inventory totaling 13,549 units as of the second quarter of 2004. The sub-market reported a vacancy rate of 8.7% and an average rental rate of $0.76 per square foot. Properties in the sub-market constructed between 1980 and 1989 reported an average rental rate of $0.75 per square foot. No apartment completions were realized in the property's sub-market during the 12-month period ending June 2004, and no new apartment completions are forecasted for the next twelve months.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                           BP MULTIFAMILY PORTFOLIO A

                       ADDITIONAL INFORMATION (CONTINUED)

          - BP Berkshire of Addison Apartments is a 212-unit multifamily property located at 14600 Marsh Lane in Addison, Texas, approximately 17 miles north of Dallas' central business district.

               - The Berkshire of Addison Apartments is a Class B, garden-style apartment complex, which was built in 1978. There are 20 two-story buildings, a swimming pool, a laundry facility, outdoor barbeque grills, a fitness center, a tennis court, a jogging trail, a Jacuzzi, gated access and covered parking. As of October 26, 2004 the property was 95.3% occupied with an average in place rent of $640 per unit ($0.77 PSF).

               - Berkshire of Addison Apartments is located in the Carrollton/Farmers Branch/Addison sub-market of the Dallas/Fort Worth area, which had an existing inventory that totaled 21,385 units as of the second quarter of 2004. The sub-market reported a vacancy rate of 11.1% and an average rental rate of $0.82 per square foot. Properties in the sub-market constructed between 1970 and 1979 reported an average rental rate of $0.76 per square foot. New inventory projected for the sub-market over the next 12 months consists of a 298-unit apartment complex. Most of the new construction consisted of better quality, more expensive units, which do not directly compete with the subject property.

          - The Dallas segment of the Dallas/Fort Worth market reported an existing inventory of 393,521 apartment units as of the second quarter of 2004. The market reported a vacancy of 9.8% as of the 2nd quarter 2004, which is projected to decline slightly to 9.4% as of the 2nd quarter 2005 with absorption slightly outpacing new completions. The average quoted monthly market rent was $694 per unit or $0.82 per square foot.

          - The sponsor is Chowdary Yalamanchili, a repeat and well-known borrower of Column Financial. Mr. Yalamanchili is president and owner of CNC Investments, Inc., the company responsible for rehabilitating, managing, and leasing the mortgaged properties. CNC has been in business for nearly 25 years and currently manages approximately 28,000 units in six states.

          - CNC Investments, Ltd., L.L.P. ("CNC") offers complete real estate services including consulting, organizing partnerships, joint ventures, corporations, managing homeowner associations, turn-key efficient management, rehabilitation, investment analysis and financing arrangement. The personnel at CNC are capable of handling any kind of maintenance or rehab situation at a very efficient cost. CNC manages over 28,000 multifamily units in Texas, Florida, Georgia, Oklahoma, New Mexico and Arizona. In Texas, CNC manages over 16,000 units with 7,600 units in Houston where CNC is headquartered.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                             SHOPPES AT BRINTON LAKE


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                             SHOPPES AT BRINTON LAKE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE(1):        $ 45,500,000

FIRST PAYMENT DATE:                       February 1, 2005

MORTGAGE INTEREST RATE:                   5.480%

AMORTIZATION TERM:                        Three year interest only, 360 month

                                          amortization schedule thereafter

MATURITY DATE:                            January 1, 2015

MATURITY BALANCE:                         $ 40,691,554

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 117
(PAYMENTS)
                                          Open: 3

LOAN PER SF (1):                          $ 236

UPFRONT RESERVES:                         TI/LC Reserve            $ 183,520

                                          Free Rent Reserve (2)    $ 119,475

ONGOING RESERVES - MONTHLY:               Tax and Insurance        Yes

                                          Replacement Reserve      $ 2,408

                                          TI/LC Reserve (3)        $ 15,824

LOCKBOX:                                  Springing

MEZZANINE DEBT:                           $ 6,000,000


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 Concord Township, PA

YEAR BUILT/RENOVATED:                     2003 / N/A

SQUARE FEET:                              192,647

OCCUPANCY AT U/W (4):                     98%

OWNERSHIP INTEREST:                       Fee

                                                    % OF TOTAL    LEASE
MAJOR TENANTS:                             NRSF         NRSF      EXPIRATION
-------------                             ------    ----------    ----------
Foodsource                                26,664       13.8%      4/30/2021
Borders Books & Music                     24,000       12.5%      3/31/2021
Organized Living                          19,879       10.3%      3/31/2016

PROPERTY MANAGEMENT:                      Wynnewood Development, Inc.

                                           12/31/2003   11/30/2004      U/W
                                          -----------  -----------  -----------

NET OPERATING INCOME:                     $ 3,164,233  $ 3,600,500  $ 3,951,108

NET CASH FLOW:                                                      $ 3,732,320

DSCR:                                                                  1.21x

APPRAISED VALUE:                          $ 58,000,000

CUT-OFF DATE LTV RATIO (1):               78.4%

MATURITY LTV RATIO:                       70.2%

(1)  Based on a March 2005 Cut-off Date.

(2) At closing a reserve was taken to cover potential debt service shortfalls as a result of the first four months of free rent granted to the tenant Ruby's Diner. Upon commencement of the tenant's full rental payments as evidenced by an estoppel, any remaining funds in the reserve will be disbursed to the borrower.

(3) The borrower is required to deposit $15,824 monthly in the TI/LC reserve, subject to a $379,782 cap.

(4)  Occupancy at U/W is based on the October 1, 2004 rent roll.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                             SHOPPES AT BRINTON LAKE

                             ADDITIONAL INFORMATION

     - The Shoppes at Brinton Lake is a 192,647 square foot, single-level, open-air lifestyle center comprised of two adjacent freestanding buildings, five pad sites, a day care center, and a CVS (Fitch: A-;
          Moody's: A3). The Property is situated on a 24.56-acre parcel of land with 1,269 parking spaces or 6.59 spaces per 1,000 square feet. Improvements were constructed from 2000 to 2003. As of October 1, 2004, the Property was 97.7% occupied and 100% leased.

     - The Property is anchored by Foodsource, a subsidiary of Clemens (26,664 SF) and Borders Books & Music (24,000 SF). Foodsource is a specialty grocer that subleases its space from Safeway (Fitch: BBB,
          Moody's: Baa2). Safeway guarantees the 20-year lease that expires in April 2021 at a current rental rate of $17.00 per square foot, with six 5-year renewal options. Safeway subleases the space to Foodsource through April 2011 at a contract rent of $17.00 per square foot through April 2006 and escalating to $18.00 per square foot in May 2006 and then $19.00 per square foot in May 2011 for the remainder of the loan term. Borders Books & Music leases 24,000 square feet for 20 years expiring in March 2021 at a current rental rate of $10.50 per square foot with five 5-year renewal options.

     - The remainder of the lifestyle portion of the property is occupied by Pier 1 Imports (Moody's: Baa3), Eddie Bauer, Talbot's, Organized Living, J. Crew, Pottery Barn, Williams Sonoma, Chico's, Victoria's Secret, and Ann Taylor Loft. In addition, there are four pad sites that are leased to Alliance Bank, PF Chang's, America Bar and Grill, and Ruby's Diner. There is only one vacant space of 4,350 square feet in the property.

     - The in-line retail spaces have a tenant mix of local, regional and national retailers. The center includes 21 non-anchor spaces that range in size from 1,400 square feet to 19,879 square feet. The Property's in-line retail space is 100% occupied and includes the following tenants: Maggie Moo's, Thomas Lavella Salon, Pearle Vision, Galan, Frankford Cleaners, Bravo Pizza, Mesa Fresh Grill, Color Me Mine, EB Games, and Ritz Camera Center. Contract rents range from $22.00 per square foot to $30.00 per square foot. Sales for tenants that have reported sales at the subject property for at least one year averaged $405.75 per square foot for the trailing 12-month period through November 2004.

     - The subject property is located in Delaware County, which is a part of the greater Philadelphia region, within Concord Township, in an area known as Glen Mills. Located approximately 25 miles southwest of Center City Philadelphia, Glen Mills is comprised of a mix of commercial and residential land uses. The subject property is situated just north of the intersection of Wilmington-West Chester Pike (US Route 202) and Baltimore Pike (US Route 1).

     - There are four borrowers: CPBP-VI Associates, L.P., CPBP-I Associates, L.P., CPBP-V Associates, L.P., and CPBP-VII Associates, L.P. Each borrower is a Pennsylvania limited partnership and a single purpose bankruptcy remote entity. The loan's sponsor is Frederick Weitzman. The property is managed by Wynnewood Development, Inc., an affiliated management company based in Bala Cynwyd, Pennsylvania.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                             SHOPPES AT BRINTON LAKE

                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
      2008              2            $ 29.03            1.5%            1.5%           2.0%             2.0%
------------------------------------------------------------------------------------------------------------------
      2011              1            $ 28.65            1.2%            2.7%           1.5%             3.5%
------------------------------------------------------------------------------------------------------------------
      2012              6            $ 25.10           21.1%           23.8%          24.0%            27.5%
------------------------------------------------------------------------------------------------------------------
      2013              6            $ 28.55            5.6%           29.3%           7.2%            34.8%
------------------------------------------------------------------------------------------------------------------
      2014              4            $ 26.09           10.0%           39.3%          11.85            46.6%
------------------------------------------------------------------------------------------------------------------
GREATER THAN 2014       9            $ 20.16           58.4%           97.7%          53.4%           100.0%
------------------------------------------------------------------------------------------------------------------
     Vacant            N/A              N/A             2.3%          100.0%           N/A              N/A
------------------------------------------------------------------------------------------------------------------


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  2001 M STREET


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  2001 M STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $ 44,500,000

FIRST PAYMENT DATE:                       January 11, 2005

MORTGAGE INTEREST RATE:                   5.249% per annum

AMORTIZATION TERM:                        Five years interest only, 360-month

                                          amortization schedule thereafter

MATURITY DATE:                            December 11, 2014

MATURITY BALANCE:                         $ 41,191,565

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 116
(PAYMENTS)                                Open: 4

LOAN PER SF (1):                          $ 212

UPFRONT RESERVES:                         None

ONGOING RESERVES - MONTHLY:               Tax and Insurance (2)      Springing

                                          Replacement Reserve (3)    Springing

                                          KPMG Rollover Reserve (4)  Springing

LOCKBOX:                                  Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Central Business District

LOCATION:                                 Washington, DC

YEAR BUILT/RENOVATED:                     1987 / 2002

SQUARE FEET:                              209,645

OCCUPANCY AT U/W (5):                     100%

OWNERSHIP INTEREST:                       Fee


                                                     % OFTOTAL      LEASE
MAJOR TENANTS:                               NRSF      NRSF       EXPIRATION
-------------                             -------    ---------    ----------
KPMG L.L.P. (6)                           193,424      92.3%      12/31/2011


PROPERTY MANAGEMENT:                      Trizec Property Management D.C. LLC

                                           10/31/04         U/W
                                          -----------   -----------
NET OPERATING INCOME                      $ 4,605,893   $ 4,305,022

NET CASH FLOW:                                          $ 4,189,169

DSCR:                                                       1.42x

APPRAISED VALUE:                          $ 77,000,000

CUT-OFF DATE LTV RATIO (1):               57.8%

MATURITY LTV RATIO:                       53.5%

(1)  Based on a March 2005 Cut-off Date.

(2) During a cash sweep period, the borrower shall deposit monthly 1/12 of the estimated annual real estate taxes and insurance premiums. A cash sweep period is (i) the period beginning upon the occurrence of an event of default or (ii) a period beginning when the actual net cash flow of the mortgaged property is less than $3,670,815 and ending when the actual net cash flow for two consecutive fiscal quarters is equal to or greater than $3,670,815.

(3) During a cash sweep period (as defined above), the borrower shall deposit $6,100 monthly into a replacement reserve.

(4) During a cash sweep period (as defined above), the borrower shall deposit $28,675 monthly into a rollover reserve. In addition, commencing on the 18th payment date prior to the KPMG lease expiration date, the borrower shall deposit an amount equal to the product of $20.00 times the net rentable square footage of the KPMG space divided by 18 if KPMG does not renew its lease.

(5)  Occupancy at U/W is based on the August 31, 2004 rent roll.

(6)  KPMG has two five-year renewal options at 90% of market rent.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  2001 M STREET

                             ADDITIONAL INFORMATION

     - 2001 M Street ("Subject") is a nine-story 209,645 square foot, Class A office building located at 2001 M Street at the intersection of M Street and 20th Street in Washington, D.C. The Subject was constructed in 1987 on a 0.75-acre site.

     - As of August 31, 2004 the Property was 99.6% occupied. KPMG L.L.P. ("KPMG") leases 193,424 square feet (92.3% of the NRA) or 100.0% of the office portion of the Subject. Five tenants ranging in size from 750 square feet to 7,213 square feet lease the 16,221 square foot retail portion. Additionally, there is one vacant retail space for 750 square feet.

     - KPMG has been at the building since construction in 1987, originally taking up 72% of the office space and having expanded to now occupying 100% of the office portion of the Subject. KPMG is based on a long-term lease that is scheduled to expire on December 31, 2011 with two five-year renewal options at 90% of market rent. Current rent paid by KPMG is $20.48 per square foot (KPMG leases traditional office suites for $21.00 per square foot (NNN), space used for mailroom services at $21.29 per square foot and storage space for $12.00 per square foot), which is significantly below the $45.00 per square foot (Gross) market rent estimated by CB Richard Ellis. The lease has been structured as NNN with the tenant responsible for all operating expenses.

     - There will be an 18-month cash flow sweep prior to the expiration of the lease. The cash flow sweep will grow to $20.00 per square foot in order to cover costs associated with re-tenanting the space.

     - KPMG L.L.P. ("KPMG") is the U.S. practice of the larger global firm KPMG International. KPMG International is one of the "Big Four" accounting firms and focuses its operations in six major regions of the world including Europe, Middle East, South Asia, Africa, Asia Pacific and the Americas. KPMG International has over 100,000 employees in 715 cities across 148 countries. The company generated $12.16 billion in revenues in 2003, which was a 13.4% increase from the previous year. KPMG operates as certified public accountants that provide industry specific accounting and taxation services to a broad range of businesses and other organizations in the financial, commercial and service sectors. The company focuses its services on the manufacturing, retailing/distribution, healthcare, information, communications and entertainment industries. KPMG employs over 18,200 employees and has numerous branch offices located across the country.

     - The Subject is well located in the supply-constrained Washington D.C. central business district. It benefits from significant curb appeal and proximity to numerous amenities in the Washington D.C. area. Within a half-mile radius of the property are two metro rail stations, the Dupont Circle and Foggy Bottom stations.

     - The Washington D.C. economy leads the country in recovery with strong job growth, a low unemployment rate and high federal spending, all of which have translated into an improving real estate market. This recovery is due mainly to stronger defense spending and the rebounding national economy. The creation of jobs in this area has helped office properties to realize increases in rental rates, better absorption rates and declining vacancy rates. The overall District of Columbia office vacancy rate declined from 5.5% in 2003 to 4.9% in 2004. The Subject's sub-market "CBD" continues its recovery and posted a vacancy rate of 5.2% in 2004.

     - The sponsor and property manager, Trizec (NYSE: TRZ), a real investment trust (REIT), is one of the largest owners and managers of commercial property in North America with 58 office properties totaling approximately 41 million square feet. The company's office properties are mostly concentrated in seven U.S. markets - Atlanta, Chicago, Dallas, Houston, Los Angeles, New York and Washington, D.C. As of February 14, 2005 Trizec had a market capitalization of $2.84 billion. For the trailing twelve-month period ended September 30, 2004 Trizec posted revenues of $696 million and net income of $73 million.

     - Ulysses Auger and Richard Cohen, who combined hold a 50.5% non-controlling interest in the Subject, have executed a limited guaranty in the amount of $21,400,000, which can be drawn upon in case of foreclosure and after exhaustion of all other remedies.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                                  2001 M STREET

                             LEASE ROLLOVER SCHEDULE

                                                                          % OF TOTAL BASE  CUMULATIVE % OF
            # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
   YEAR       ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------
   2005          2            $ 26.87            2.9%            2.9%           3.7%              3.7%
-----------------------------------------------------------------------------------------------------------
   2006          1            $ 16.00            0.4%            3.3%           0.3%              4.0%
-----------------------------------------------------------------------------------------------------------
   2007          1            $ 37.25            0.6%            3.9%           1.1%              5.1%
-----------------------------------------------------------------------------------------------------------
   2011          1            $ 20.48           92.3%           96.2%          89.1%             94.2%
-----------------------------------------------------------------------------------------------------------
   2013          1            $ 36.00            3.4%           99.6%           5.8%            100.0%
-----------------------------------------------------------------------------------------------------------
  Vacant        N/A             N/A              0.4%          100.0%           N/A               N/A
-----------------------------------------------------------------------------------------------------------


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                            RACHEL BRIDGE APARTMENTS


                               [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                            RACHEL BRIDGE APARTMENTS

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $ 38,000,000

FIRST PAYMENT DATE:                       December 11, 2004

MORTGAGE INTEREST RATE:                   4.967% per annum

AMORTIZATION TERM:                        Interest Only

MATURITY DATE:                            November 11, 2014

MATURITY BALANCE:                         $ 38,000,000

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 116
(PAYMENTS)                                Open: 4

LOAN PER UNIT (1):                        $ 39,583

UPFRONT RESERVES:                         Engineering Reserve       $ 1,270,500

                                          Environmental Reserve     $ 9,313

ONGOING RESERVES - MONTHLY:               Tax and Insurance         Yes

                                          Replacement Reserve (2)   Springing

LOCKBOX:                                  Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Multifamily

PROPERTY SUB-TYPE:                        Conventional

LOCATION:                                 New York, NY

YEAR BUILT/RENOVATED:                     1962 / 1992

UNITS:                                    960

OCCUPANCY AT U/W (3):                     100%

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Owner Managed

                                           12/12/2003   6/30/2004       U/W
                                          -----------  -----------  -----------
NET OPERATING INCOME:                     $ 3,900,884  $ 4,050,264  $ 4,627,754

NET CASH FLOW:                                                      $ 4,308,074

DSCR:                                                                   2.25x

APPRAISED VALUE:                          $ 58,500,000

CUT-OFF DATE LTV RATIO (1):               65.0%

MATURITY LTV RATIO:                       65.0%

(1)  Based on a March 2005 Cut-off Date.

(2) The borrower shall deposit $26,500 monthly into a replacement reserve. However, such requirement shall be suspended so long as the borrower delivers to the lender not later than 60 days prior to the end of fiscal year, a budget showing (i) all replacements and repairs completed for the preceding fiscal year, (ii) the amounts expended in completing all such replacements and repairs for the preceding fiscal year, (iii) all replacements and repairs to be completed for the upcoming fiscal year and
     (iv) budgeted amounts for the following year.

(3)  Occupancy at U/W is based on the December 20, 2004 rent roll.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                            RACHEL BRIDGE APARTMENTS

                             ADDITIONAL INFORMATION

     - Rachel Bridge Apartments ("Subject") is a 960-unit, Class B apartment complex comprised of four 32-story high-rise towers located in New York, New York. The property is situated on top of the Trans-Manhattan Expressway in the Washington Heights neighborhood of northern Manhattan, immediately adjacent to the George Washington Bridge.

     - The Subject was originally developed between 1962 and 1964 in conjunction with the Port Authority of New York/New Jersey, which maintains the bridge and highway beneath the complex. The unusual configuration of the site above the highway was utilized to address the lack of buildable space in the area. Since 2002, the borrower has spent more than $2 million for ongoing capital improvement and renovations.

     - The four buildings of the complex are situated on two adjacent parcels that total approximately 3.0 acres. Residential units range in size from 404 square feet to 1,307 square feet with an average of 834 square feet. There are 119 studios, 240 one-bedroom, 362 two-bedroom and 239 three-bedroom units at the Subject. Many of the apartments on higher floors have unobstructed views of New York City, New Jersey, the Hudson River and surrounding areas. Complex amenities include attended security desks, closed circuit video surveillance, four laundry facilities and on-site parking garages with a total capacity for 125 vehicles.

     - The residential component is 100% occupied as of December 20, 2004. The average rent for studios is $674, for one-bedroom units $831, for two-bedroom units $1,023 and for three-bedroom units $1,237. The average in place rent per unit at the Subject is $985. The tenant base is very stable, with 55% of the tenants having maintained residence at the Subject for more than 10 years and 27% of the tenants for more than 20 years. Approximately 12.5% of the total units fall under the
          Section 8 housing program, in which the Department of Housing and Urban Development (HUD) provides vouchers for low-income individuals and families.

     - The approximately 26,441 square feet of commercial space was 100% occupied as of December 20,2004 and is situated on the street level of the complex along St. Nicholas Avenue, a main thoroughfare with ample pedestrian access. The six commercial tenants serve both residential tenants and area residents with moderately priced clothing, groceries, daycare and other services. The largest tenant, The Interboro Institute occupies 10,941 square feet (41.4% of the retail NRA) at a base rent of $22.18 per square foot.

     - Rachel Bridge Apartments is located within Manhattan's Community District 12, generally known as Washington Heights. The sub-market primarily contains residential and mixed-use residential developments, as well as a number of open and recreational spaces. The sub-market vacancy for multifamily properties is less than 1.0%, which is lower than the overall New York City vacancy of about 3.9%. The subject's close proximity to Amsterdam Avenue and Broadway - both highly traveled retail and commercial thoroughfares - renders the subject's location adequate for residential apartment uses.

     - David Bistricer and Eva Schwimmer are the sponsors of the transaction. Berkshire Capital, the primary business of David and Moric Bistricer has actively owned and operated multifamily real estate throughout New York and New Jersey since 1978. The company currently owns 21 properties ranging from a 212-unit luxury apartment building in Fort Lee, New Jersey (immediately opposite the George Washington Bridge from Rachel Bridge Apartments), to a recently acquired 500-unit apartment complex in Kew Garden Hills, Queens.

     - Rachel Bridge Corporation, a borrower-related entity, manages the Subject. Daily operations of the building are the responsibility of Jacob Schwimmer, the son of Eva Schwimmer. Mr. Schwimmer, who has been at the property since 1991, also manages 11 other properties comprised of 1,500 multifamily units and over 800,000 square feet of commercial space in New York City for his family's interests.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

               BATTERY PARK CITY RETAIL AND ENTERTAINMENT COMPLEX


                                [GRAPHIC AND MAP]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

               BATTERY PARK CITY RETAIL AND ENTERTAINMENT COMPLEX

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):       $ 37,830,000

FIRST PAYMENT DATE:                       February 11, 2005

MORTGAGE INTEREST RATE:                   5.440% per annum

AMORTIZATION TERM:                        Three years interest only, 360-month

                                          amortization schedule thereafter

MATURITY DATE:                            January 11, 2015

MATURITY BALANCE:                         $ 33,804,129

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout/Defeasance: 116
(PAYMENTS)                                Open: 4

LOAN PER SF (1):                          $ 238

UPFRONT RESERVES:                         Condo Lien Reserve (2)     $ 500,000

                                          Condo Expense Reserve (3)  $ 97,549

                                          Ground Lease Rent Reserve  $ 13,747

ONGOING RESERVES - MONTHLY:               Tax and Insurance          Yes

                                          TI/LC Reserve (4)          $ 3,307

                                          Replacement Reserve        $ 1,984

LOCKBOX:                                  Springing

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 New York, NY

YEAR BUILT/RENOVATED:                     2000 / N/A

SQUARE FEET:                              158,719

OCCUPANCY AT U/W (5):                     98%

OWNERSHIP INTEREST:                       Leasehold

                                                     % OF TOTAL    LEASE
MAJOR TENANTS:                             NRSF         NRSF       EXPIRATION
-------------                             ------     ----------    ----------
Regal Cinemas (6)                         72,000       45.4%       7/5/2011
DSW Shoe Warehouse                        29,600       18.6%       1/31/2015
New York Sports Club                      18,290       11.5%       9/30/2020

PROPERTY MANAGEMENT:                      First New York Partners

                                                U/W
                                                ---
NET OPERATING INCOME:                     $ 3,424,140

NET CASH FLOW:                            $ 3,285,385

DSCR:                                         1.28x

APPRAISED VALUE:                          $ 49,000,000

CUT-OFF DATE LTV RATIO (1):               77.2%

MATURITY LTV RATIO:                       69.0%

(1)  Based on a March 2005 Cut-off Date.

(2) The borrower established a Condo Lien Reserve of $500,000 at closing to fund atrium expenses.

(3) The borrower established a Condo Expense Reserve of $97,549 at closing to fund all unit owner expenses, condominium assessments and other charges or sums payable by the retail unit owner to the condominium and/or board of managers.

(4) The borrower is required to deposit $3,307 monthly in the TI/LC reserve, subject to a $119,040 cap.

(5)  Occupancy at U/W is based on the December 1, 2004 rent roll.

(6)  Regal Cinemas has seven five-year renewal options.


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

               BATTERY PARK CITY RETAIL AND ENTERTAINMENT COMPLEX

                             ADDITIONAL INFORMATION

     - Battery Park City Retail and Entertainment Complex ("Subject") is a five-story, 158,719 square foot retail center situated in the Battery Park City section of downtown New York, New York. The Subject was developed in 2000 and is part of a mixed-use project with the base of the Embassy Suites Hotel New York City. The property is bordered by the World Trade Center site, the World Financial Center, the New York Mercantile Exchange and numerous luxury residential towers.

     - As of December 1, 2004 the Subject was 97.6% occupied by nine tenants at an average base rent of $31.35 per square foot. The largest tenant, Regal Cinemas, occupies 72,000 square feet (45.4% of the NRA) at $29.17 per square foot through July 2011. Other major tenants include DSW Shoe Warehouse, occupying 29,600 square feet (18.6% of the NRA) at $33.40 per square foot through January 2015 and New York Sports Club, occupying 18,290 square feet (11.5% of the NRA) at $13.50 per square foot through September 2020.

     - Regal Cinemas, is part of the Regal Entertainment Group, which is the largest motion picture exhibitor in the world and operates 6,119 screens in 562 locations in 39 states. In addition to paying a base rent of $29.17 per square foot, the tenant pays percentage rent of 15% of gross sales over the breakpoint of $8 million. The location was ranked 8th in 2003 among Manhattan movie theaters and is expecting to further increase its market position. Regal Cinemas posted strong sales of $634,251 per screen for the trailing twelve-month period through June 2004.

     - The second largest tenant, DSW Shoe Warehouse, is a discount shoe retailer. In addition to paying a base rent of $33.40 per square foot, the tenant pays percentage rent of 3% of gross sales over the breakpoint of $30 million. Shonac Corporation is the parent company of DSW Shoe Warehouse, which is also an operating division of Retail Ventures. The company operates nearly 150 DSW self-service shoe stores around the United States. Retail Ventures, Inc. reported revenues of $2.60 billion in 2004, representing a 5.9% increase over 2003.

     - According to the Real Estate Board of New York's (REBNY) Spring 2004 Retail Report, the Manhattan retail market contained approximately 110 million square feet of space. The overall Manhattan retail vacancy rate declined to 10.8% from 13.2% in the first quarter of 2003. Rental rates also showed significant improvement compared to a year ago with average asking rents rising 10% to $97 per square foot. The decrease in the vacancy rate and increasing rental rates are indicative of stabilization, as demand remains solid in the prime retail areas of Manhattan.

     - The Subject is located in the Downtown sub-market. The 2004 estimated average household income within 1/2-, 1-, and 3-mile radius is $161,228, $120,608, and $88,314, which is well over the national average of $63,301. As of the first quarter 2004, the sub-market contained 7.3 million square feet of retail space with a 4.0% estimated vacancy rate and available space in the downtown sub-market decreased 35% from first quarter 2003, emphasizing the limited development and redevelopment opportunities in the sub-market. The destruction of the retail portion of the World Trade center has eliminated the only true shopping center in downtown, except for the scattered retail within the World Financial Center complex. Convenient access to the Subject is provided via three NYC Transit buses and the Battery Park City Authority Free Shuttle Bus. The Subject is also within short walking distance from seven NYC subway lines.

     - The sponsor, FC Battery Bark Associates, is owned by Forest City Enterprises, Inc. ("FCE"). FCE develops, owns and operates office, residential, hotel and retail properties in 21 states and the District of Columbia. FCE, operated since 1921, is one of the largest publicly traded real estate development companies in the United States (NYSE:
          FCEA). FCE reported total revenues of $1.1 billion and net income of $52.7 million for the trailing twelve-month period ended October 31, 2004. The company had a market capitalization of $3.12 billion as of February 14, 2005.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

               BATTERY PARK CITY RETAIL AND ENTERTAINMENT COMPLEX

                       ADDITIONAL INFORMATION (CONTINUED)

     - First New York Partners, a separate operating entity of Forest City Enterprises, Inc., is responsible for providing property management services to all FCE commercial, retail and hotel assets. These assets include 47 shopping centers and enclosed regional malls with approximately 20.9 million square feet, 33 office buildings containing nearly 9.4 million square feet and 8 hotels totaling 2,937 rooms.

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

               BATTERY PARK CITY RETAIL AND ENTERTAINMENT COMPLEX

                             LEASE ROLLOVER SCHEDULE

                                                                                 % OF TOTAL BASE  CUMULATIVE % OF
                   # OF LEASES  AVERAGE BASE RENT  % OF TOTAL SF   CUMULATIVE %  RENTAL REVENUES    TOTAL RENTAL
      YEAR           ROLLING     PER SF ROLLING       ROLLING     OF SF ROLLING      ROLLING      REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------
      2010              1            $ 37.50            4.1%            4.1%           5.1%             5.1%
------------------------------------------------------------------------------------------------------------------
      2011              1            $ 29.17           45.4%           49.5%          43.2%            48.3%
------------------------------------------------------------------------------------------------------------------
      2015              1            $ 33.40           18.7%           68.1%          20.4%            68.6%
------------------------------------------------------------------------------------------------------------------
    > 2015              6            $ 32.55           29.5%           97.6%          31.4%           100.0%
------------------------------------------------------------------------------------------------------------------
      Vacant           N/A              N/A             2.4%          100.0%           N/A             N/A
------------------------------------------------------------------------------------------------------------------


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005


                    [THIS PAGE INTENTIONALLY LEFT BLANK]


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

CSFB 2005-C1           COLLATERAL & STRUCTURAL TERM SHEET      FEBRUARY 18, 2005

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                      PHONE                 FAX                   E-MAIL
Barry Polen                  212.325.3295          212.325.9807          barry.polen@csfb.com
MANAGING DIRECTOR

Ken Rivkin                   212.538.8737          212.743.4762          ken.rivkin@csfb.com
MANAGING DIRECTOR

Andrew Winer                 212.325.3295          212.743.8104          andrew.winer@csfb.com
DIRECTOR

Chris Anderson               212.325.3295          212.743.4790          chris.anderson@csfb.com
DIRECTOR

Derek Barcelona              212.325.2648          212.325.5830          derek.barcelona@csfb.com
DIRECTOR

Jason Fruchtman              212.325.3492          212.743.4827          jason.fruchtman@csfb.com
VICE PRESIDENT

Jason Kahn                   212.325.4426          212.743.4751          jason.kahn@csfb.com
ANALYST

Brian Trotta                 212.325.3295          212.743.4734          brian.trotta@csfb.com
ANALYST

                               STRUCTURED FINANCE

CONTACT                      PHONE                 FAX                   E-MAIL
Jeffrey Altabef              212.325.5584          212.743.5227          jeffrey.altabef@csfb.com
MANAGING DIRECTOR

Daniel Wolins                212.538.6282          212.743.5556          daniel.wolins@csfb.com
VICE PRESIDENT

Lisa Lee                     212.538.9174          212.743.4943          lisa.lee@csfb.com
ASSOCIATE

Michael Zampetti             212.325.3926          212.743.4820          michael.zampetti@csfb.com
ANALYST

Pascal Schneidinger          212.538.6714          212.743.4891          pascal.schneidinger@csfb.com
ANALYST

Adam Sterling                212.538.7422          212.743.5318          adam.sterling@csfb.com
ANALYST


Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, GMAC Commercial Holding Capital Markets Corp., Banc of America Securities LLC, and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.